UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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The Charles Schwab Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 4, 2025

Dear Fellow Stockholders,

We cordially invite you to attend our 2025 Annual Meeting of Stockholders to be held on Thursday, May 22, 2025, at 11:00 a.m. Central Time. The annual meeting will be held via the internet at www.proxydocs.com/SCHW. Please follow the registration instructions as outlined in this proxy statement to attend the meeting virtually via the internet.

At the annual meeting, we will conduct the items of business outlined in this proxy statement. We also will report on our corporate performance in 2024 and answer questions.

Your vote is important. We encourage you to read this proxy statement carefully and to vote your shares as soon as possible, even if you plan to attend the meeting. Voting instructions are contained on the proxy card or voting instruction form that you received with this proxy statement.

We look forward to your participation.

Sincerely,

CHARLES R. SCHWAB	WALTER W. BETTINGER II
CO-CHAIRMAN	CO-CHAIRMAN

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Notice of 2025 Annual Meeting of Stockholders

Date May 22, 2025	Time 11:00 a.m. Central Time	Location www.proxydocs.com/SCHW

Agenda

1. Elect five directors for three-year terms;

2. Vote to ratify the selection of independent auditors;

3. Vote for the approval, on an advisory basis, of compensation of named executive officers;

4. Vote on a stockholder proposal, if properly presented; and

5. Consider any other business properly coming before the meeting.

Stockholders who owned shares of our voting common stock at the close of business on March 24, 2025 are entitled to attend and vote at the meeting and any adjournment or postponement of the meeting. A complete list of registered stockholders will be available during the ten days prior to the meeting at our principal executive offices at 3000 Schwab Way, Westlake, Texas 76262.

By Order of the Board of Directors,

PETER J. MORGAN III

Managing Director, General Counsel and Corporate Secretary

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 22, 2025. The proxy statement and annual report to security holders are available in the “Investor Relations” section of our website at www.aboutschwab.com.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	i

Proxy Statement Summary

The Board of Directors (the board) of The Charles Schwab Corporation (the company) is making the solicitation for proxies to be voted at the 2025 Annual Meeting of Stockholders to be held on May 22, 2025 (the annual meeting). These proxy materials were first made available to stockholders on or about April 4, 2025.

This summary highlights information contained in the proxy statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date & Time May 22, 2025 at 11 a.m. CT	Record Date March 24, 2025	Location www.proxydocs.com/SCHW

Voting Stockholders as of the record date are entitled to vote. Each share of voting common stock is entitled to one vote.(1)

Attending the Meeting Please follow the meeting attendance instructions contained in the proxy statement on page 82.

(1) Unless otherwise specified, references to “common stock” in this proxy statement do not include non-voting common stock.

Voting Proposals

Proposal	Board Recommendation	Page

Election of Directors

John K. Adams, Jr.	FOR	18

Stephen A. Ellis	FOR	23

Arun Sarin	FOR	28

Charles R. Schwab	FOR	29

Paula A. Sneed	FOR	31

Ratification of Independent Auditors	FOR	37

Advisory Approval of Named Executive Officer (NEO) Compensation	FOR	40

Stockholder Proposal Requesting Declassification of the Board of Directors	AGAINST	79

HOW TO VOTE

Internet	Telephone	Mail	During the Meeting
Visit www.proxydocs.com/SCHW and follow the instructions on the website.	Call (866) 485-0358 and follow the instructions on your proxy card or your voting instruction form.	Sign, date and mail your proxy card or your voting instruction form.	While we encourage you to vote before the meeting, stockholders may vote online during the meeting by following the instructions on page 83.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	1

      PROXY STATEMENT SUMMARY

Director Nominees

We ask that you vote for the election of John K. Adams, Jr., Stephen A. Ellis, Arun Sarin, Charles R. Schwab, and Paula A. Sneed. The following table provides summary information on these nominees. Complete biographical information is contained in the proxy statement.

Name	Age	Director Since	Occupation	Skills	Independent	Committees

John K. Adams, Jr.	69	2015	Former Managing Director, Financial Institutions Group, UBS Investment Bank	Financial services expertise and investment banking experience		Audit

Stephen A. Ellis	62	2012	Managing Partner, TPG Inc.	Leadership skills and global management consulting experience		Audit, Nominating and Corporate Governance

Arun Sarin	70	2009	Former Chief Executive Officer, Vodafone Group Plc	Public company knowledge and leadership experience		Nominating and Corporate Governance, Risk

Charles R. Schwab	87	1986	Co-Chairman, The Charles Schwab Corporation	Founder of The Charles Schwab Corporation

Paula A. Sneed	77	2002	Chairman and Chief Executive Officer, Phelps Prescott Group, LLC	Marketing skills and management and executive leadership experience		Compensation

Independent Auditors

We ask that you ratify the appointment of Deloitte & Touche LLP (Deloitte) as the company’s independent registered public accounting firm for the 2025 fiscal year. While the Audit Committee has the sole authority to retain the independent auditors, we are asking for your ratification as part of the Audit Committee’s evaluation process of the independent registered public accounting firm for the next fiscal year.

Fees for services provided by Deloitte and the member firms of Deloitte Touche Tohmatsu Limited in the last two fiscal years were:

	2024	2023

Audit Fees	$11,598,350	$11,532,307

Audit-Related Fees	2,422,900	4,342,211

Tax Fees	31,500	45,400

All Other Fees	4,600	—

Total	$14,057,350	$15,919,918

2	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Recognition and Awards

We are honored to be the recipients of a number of awards and recognitions, including those listed below.

▪	StockBrokers.com recognized the company as Best Overall Broker for 2024 performance in its 2025 Annual Awards.

▪	For the second year in a row, U.S News & World Report recognized the company as the Best Investing Platform Overall in its 2024 U.S News Money Awards.

▪	TD Ameritrade, now part of the company, ranked #1 and Charles Schwab ranked #2 among do-it-yourself investors nationwide in the J.D. Power 2024 U.S. Self-Directed Investor Satisfaction Study.

▪	For the 12th year in a row, Investor’s Business Daily recognized the company as a Best Online Broker in its 2024 rankings.

▪	Newsweek recognized both TD Ameritrade and Charles Schwab for America’s Best Customer Service 2025 in its 2025 rankings.

▪	Investor’s Business Daily named Charles Schwab Bank (CSB) #1 for Most Trusted Financial Companies and #1 in the Best Banks category.

▪	The company ranked #1 in the Trader App, Desktop Stock Trading Platform, Bond Research, Research, and High Net Worth Investors categories of StockBrokers.com’s 2024 Broker Industry Award rankings.

▪	For the eighth year in a row, Points of Light, the world’s largest organization dedicated to volunteer service, recognized the company as one of America’s 50 most community-minded companies.

Company Strategy

The company’s strategy emphasizes placing clients’ perspectives, needs, and desires at the forefront by seeing the business through clients’ eyes. Because investing plays a fundamental role in building financial security, the company strives to deliver a better investing experience for its clients – individual investors and the people and institutions who serve them – by disrupting longstanding industry practices on their behalf and providing superior service. In pursuing this strategy, the company:

▪	offers a broad range of products and solutions to meet client needs with a focus on transparency, value, service, and trust;

▪	combines its scale and resources with ongoing expense discipline to keep operating costs low and ensure that products and solutions are affordable as well as responsive to client needs; and

▪	seeks to build stockholder value over time.

The company’s “Through Clients’ Eyes” strategy is based on the principle that developing trusted relationships will translate into more assets from both new and existing clients, ultimately driving more revenue and, along with expense discipline and thoughtful capital management, will generate earnings growth and build long-term stockholder value.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	3

  PROXY STATEMENT SUMMARY

2024 Company Performance Highlights

In pursuing the “Through Clients’ Eyes” strategy, the company achieved the following performance results for 2024:

Total Client Assets $10.1 trillion 19% increase year-over-year	Net Income $5.9 billion	Active Brokerage Accounts 36.5 million 5% increase year-over-year

Diluted EPS: $2.99 Adjusted Diluted EPS(1): $3.25	ROCE: 15% ROTCE(1): 35%	Core Net New Assets $367 billion 20% increase year-over-year

(1)

For reconciliation of our results as reported under U.S. generally accepted accounting practices (GAAP) to non-GAAP financial measures, including diluted earnings per common share (EPS) to adjusted diluted EPS and return on average common stockholder’s equity (ROCE) to return on tangible common equity (ROTCE), please see Appendix A beginning on page A-1.

Executive Compensation

We ask that you approve, on an advisory basis, the compensation of our NEOs. The NEOs are those executive officers listed in the 2024 Summary Compensation Table (the 2024 SCT). The advisory approval of NEO compensation is required by federal law, and while the vote is not binding, the Compensation Committee considers the vote as part of its evaluation of executive compensation programs.

The executive compensation program supports the company’s strategic objectives through the following design principles:

Pay for Performance	Stockholder Value Creation	Risk Management

▪ Link executives’ pay with company financial and stock price performance. ▪ Reward executives for individual performance.	▪ Promote profitable growth that delivers on the annual and long-term operating plan. ▪ Attract, retain, and reward talented executives.	▪ Create appropriate balance of risk and reward. ▪ Ensure effective governance and risk management practices are in place.

The Compensation Committee is dedicated to delivering a robust and balanced executive compensation program, in support of a strong link between executive pay and the company’s financial performance. The executive compensation program uses three compensation elements: base salary, annual cash incentives, and long-term equity-based incentives (LTIs).

4	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Based on the company’s financial performance in 2024, the Compensation Committee approved funding at 117.69% of the target award for the NEOs for annual cash incentives. The performance goal for performance-based restricted stock units (PBRSUs) granted in 2024 was set at ROTCE exceeding the Cost of Equity (COE); this aligns the executives’ incentives with the long-term interests of stockholders. The PBRSUs have cliff-vesting based on a three-year performance period.

For more information on executive compensation, please see “Compensation Discussion and Analysis” beginning on page 40 and “Executive Compensation Tables” beginning on page 58.

Stockholder Proposals

There is one stockholder proposal to vote on that is described in the proxy statement.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	5

  CORPORATE GOVERNANCE

Corporate Governance

Company Overview

The Charles Schwab Corporation is a savings and loan holding company that engages, through its subsidiaries, in wealth management, securities brokerage, banking, asset management, custody, and financial advisory services. As of December 31, 2024, the company had $10.1 trillion in client assets, 36.5 million active brokerage accounts, 5.4 million workplace plan participant accounts, and 2.0 million banking accounts.

The company was founded on the belief that all Americans deserve access to a better investing experience. Although much has changed in the intervening years, our purpose remains clear – to champion every client’s goals with passion and integrity. Guided by this purpose and our vision of being the most trusted leader in investment services, management has adopted a strategy described as “Through Clients’ Eyes.”

The Board of Directors

The board is committed to the company’s vision of being the most trusted leader in investment services and believes that good corporate governance and high ethical standards are duties that we owe to our investors, clients, and employees, and are key to our long-term success and the creation of long-term stockholder value. The board has the responsibility to hold management accountable for carrying out the company’s daily operations consistent with its strategic vision while navigating changes in the financial services industry, effectively managing risks, and responding to competitive pressures, new technologies, and an evolving regulatory environment.

Our practices to maintain board effectiveness include the following:

Leadership	Independence

▪ Our Co-Chairmen lead our board ▪ Our NCG Chair leads independent directors	▪ 73% independent directors ▪ Regular executive sessions of non-management directors

Qualifications and Composition	Structure and Committees

▪ Annual review of skills and composition ▪ Succession planning ▪ Annual self-assessments	▪ Audit Committee ▪ Risk Committee ▪ Compensation Committee ▪ Nominating and Corporate Governance Committee

Board Leadership

Our Corporate Governance Guidelines provide that the roles of Chairman or Co-Chairman of the board and Chief Executive Officer (CEO) may be separated or combined, and our board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. The board made the determination to split the role of CEO and Co-Chairman, as Mr. Schwab and Mr. Bettinger serve as Co-Chairmen of the board and Mr. Wurster serves as CEO. The board has carefully considered its leadership structure and

6	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

determined that leveraging our founder and former CEO, in the case of Mr. Schwab, and former CEO, in the case of Mr. Bettinger, together as Co-Chairmen of the board currently serves the best interests of the company and its stockholders. Specifically, the board believes that Mr. Schwab and Mr. Bettinger are best situated to serve as Co-Chairmen given their deep knowledge of our business and strategy, and their ability to draw on that experience in order to provide leadership to the board. This structure also reflects the board’s intention to ensure strategic and leadership continuity for the company by following a thoughtful and long-term succession plan. Furthermore, the board’s leadership structure is designed to promote board effectiveness and to appropriately allocate authority and responsibility between the board and management. The board believes that separating the Co-Chairmen and CEO positions is the appropriate leadership structure for the company at this time. This structure has allowed our CEO, Mr. Wurster, to focus on the day-to-day management of the business and on executing our strategic priorities, while Mr. Schwab and Mr. Bettinger focus on leading the board and providing advice and counsel to Mr. Wurster.

As provided in our Corporate Governance Guidelines, non-management directors meet regularly in executive session without management and independent directors meet at least annually in executive session with only independent directors. The Chair of the Nominating and Corporate Governance Committee, Mr. Herringer, presides over these sessions. Through the independence of the board’s committees and the regular use of executive sessions led by Mr. Herringer, the board is able to maintain independent oversight of our business strategy, annual operating plan, and other corporate activities. These features ensure a full and free discussion of issues that are important to the company and its stockholders. At the same time, the board is able to take advantage of the unique blend of leadership, experience, and knowledge of our industry and business that Mr. Schwab and Mr. Bettinger bring to the roles of Co-Chairmen.

The board has four standing committees (Audit, Compensation, Nominating and Corporate Governance, and Risk). Given the role and scope of authority of these committees, and that over 70% of the directors are independent, the board believes that its leadership structure, with the Co-Chairmen of the board leading board discussions, and the Chair of the Nominating and Corporate Governance Committee leading executive sessions, is appropriate.

Director Independence

We have considered the independence of each director in accordance with New York Stock Exchange (NYSE) corporate governance standards. Based on our guidelines and NYSE corporate governance standards, we have determined that each of the company’s directors, except Mr. Schwab, Mr. Bettinger, Mr. Wurster, and Ms. Schwab-Pomerantz, is independent.

In determining independence, the board considers broadly all relevant facts and circumstances regarding a director’s relationships with the company. All non-employee directors receive compensation from the company for their service as directors, as disclosed in the “Director Compensation” section of this proxy statement, and are entitled to receive reimbursement for their expenses in traveling to and participating in board and committee meetings. As disclosed in the “Transactions with Related Persons” section of this proxy statement, some directors and entities with which they are affiliated have credit transactions with the company’s banking and brokerage subsidiaries, such as mortgage loans, revolving lines of credit, or other extensions of credit. These transactions with directors and their affiliates are made in the ordinary course of business and as permitted by the Sarbanes-Oxley Act of 2002. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender and do not involve more than the normal risk of collectability or present other unfavorable features.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	7

  CORPORATE GOVERNANCE

In addition to the relationships outlined above and in “Transactions with Related Persons” the board considered the following as part of its determination of independence:

▪	Marianne C. Brown serves as a director of technology companies to which, or to the parent company of which, the company has made payments for products and services.

▪	Joan T. Dea’s spouse serves as a trustee of a nonprofit organization to which the company, its affiliates, or its charitable foundation have made donations.

▪	Frank C. Herringer’s spouse serves as a trustee of a nonprofit organization to which the company, its affiliates, or its charitable foundation have made donations.

▪	Todd M. Ricketts serves as a director of a professional baseball organization to which the company has made payments in connection with sponsorship and advertising.

▪	Arun Sarin serves as a director of a consulting firm to which the company has made payments for consulting services.

Board Structure and Committees

The authorized number of directors is currently 15, and the company has 15 directors. There are five nominees for election this year and ten directors will continue to serve the terms described in their biographies.

Directors currently serve staggered terms. Each director who is elected at an annual meeting of stockholders serves a three-year term, and the directors are divided into three classes.

The board held eight meetings in 2024. Each director attended at least 75% of applicable board and committee meetings during 2024. As provided in our Corporate Governance Guidelines, we expect directors to attend the annual meeting of stockholders. In 2024, all of the then-serving directors attended the annual meeting, except Bharat Masrani, who could not attend.

Risk Oversight

We believe a fundamental commitment to strong and effective risk management is integral to achieving the company’s vision and executing on its strategy to be the most trusted leader in investment services. As part of its oversight functions, the board is responsible for oversight of risk management at the company and for holding senior management accountable for implementing the board’s approved risk tolerance. The board exercises this oversight both directly and indirectly through its standing committees, each of which is delegated responsibility for specific risks and keeps the board informed of its oversight efforts through regular reports by each committee Chair.

8	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

The board’s oversight responsibility is carried out through its standing committees, as follows:

Our corporate cybersecurity program is led by our Chief Information Security Officer (CISO), who has extensive experience assessing and managing cybersecurity risk and who reports to our Chief Information Officer (CIO). Our CISO and CIO attend meetings of and present to the Risk Committee on our prevention, detection, mitigation, and remediation efforts of our cybersecurity program. We also have an escalation process in place to inform senior management and the board of material cybersecurity incidents in a timely manner. For additional information, please see Part I, Item IC, “Cybersecurity” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

For further discussion of risk management at the company, please see Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Risk Management” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Committees

Each of our four standing committees is chaired by an independent director. The Audit, Compensation, and Nominating and Corporate Governance Committees are composed entirely of independent directors as determined by the board in accordance with its independence guidelines and NYSE corporate governance standards, and the Risk Committee is chaired by an independent director. In addition to these standing committees, the board may from time to time establish ad hoc committees to assist in various matters.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	9

  CORPORATE GOVERNANCE

The board and its committees are currently composed of the following individuals:

Committee Memberships

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee

Charles R. Schwab

Walter W. Bettinger II

Richard A. Wurster

John K. Adams, Jr.		Chair

Marianne C. Brown					Chair

Joan T. Dea			Member	Member

Christopher V. Dodds					Member

Stephen A. Ellis		Member		Member

Frank C. Herringer			Member	Chair

Gerri K. Martin-Flickinger		Member

Todd M. Ricketts		Member

Charles A. Ruffel					Member

Arun Sarin				Member	Member

Carolyn Schwab-Pomerantz					Member

Paula A. Sneed			Chair

10	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

Audit Committee	The Audit Committee held 12 meetings in 2024

None of the directors on the Audit Committee is or, during the past three years, has been an employee of the company or any of its subsidiaries. None of the Audit Committee members simultaneously serves on the audit committees of more than three public companies, including ours. The board has determined that all the members of the Audit Committee are financially literate in accordance with NYSE listing standards, and Mr. Adams and Mr. Ellis are Audit Committee financial experts in accordance with SEC rules.

Primary responsibilities:

▪  reviews and discusses with management and the independent auditors the company’s annual and quarterly financial statements and earnings releases and the integrity of the financial reporting process;

▪  reviews the qualifications, independence, and performance of the independent auditors;

▪  reviews the activities and performance of the internal auditors;

▪  reviews processes in place to assess and manage major risk exposures; and

▪  reviews compliance with legal and regulatory requirements.

John K. Adams, Jr. (Chair)	Stephen A. Ellis	Gerri K. Martin-Flickinger	Todd M. Ricketts

Compensation Committee	The Compensation Committee held eight meetings in 2024

Primary responsibilities:

▪  annually reviews and approves corporate goals and objectives relating to compensation of executive officers and other senior officers;

▪  reviews and determines the compensation of executive officers and other senior officers based on the achievement of performance goals and objectives;

▪  reviews and assesses the independence and work of any compensation consultant it retains;

▪  approves compensatory arrangements, including long-term awards, for executive officers and other senior officers;

▪  reviews and approves or recommends incentive compensation plans for executive officers and all equity-based incentive compensation plans; and

▪  oversees risk management of incentive compensation practices.

Paula A. Sneed (Chair)	Joan T. Dea	Frank C. Herringer

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	11

  CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee	The Nominating and Corporate Governance Committee held five meetings in 2024
Primary responsibilities:

▪  identifies and evaluates individuals qualified to serve on the board;

▪  oversees environmental, social, and governance (ESG) policies, programs, and publications, and reviews reports from management on ESG activities;

▪  recommends nominees to fill vacancies on the board and each standing committee and recommends a slate of nominees for election or re-election as directors by the stockholders;

▪  makes recommendations regarding succession planning for the CEO and executive management; and

▪  assesses the performance of the board and its committees and recommends corporate governance guidelines for adoption by the board.

Frank C. Herringer (Chair)	Joan T. Dea	Stephen A. Ellis	Arun Sarin

Risk Committee	The Risk Committee held five meetings in 2024

Primary responsibilities:

▪  reviews the company’s overall risk governance and approves the enterprise-wide risk management framework to identify, measure, monitor, and control the major types of risk posed by the business of the company;

▪  reviews the performance and activities of the company’s independent risk management function;

▪  reviews capital and liquidity planning and the assessment of capital adequacy; and

▪  reviews and approves key policies with respect to oversight of specific risks, including capital, compliance, credit, liquidity, market, model, third-party, interest rate, information security, technology, data, reputational, strategic, and operational risk.

Marianne C. Brown (Chair)	Christopher V. Dodds	Charles A. Ruffel	Arun Sarin	Carolyn Schwab-Pomerantz

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CORPORATE GOVERNANCE

Committee Charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics

Each of our standing committees has a written charter. You may find a copy of these charters, as well as our Corporate Governance Guidelines and Code of Business Conduct and Ethics, on the company’s website at www.aboutschwab.com/governance. You also may request and obtain a paper copy of these items, without charge, by contacting:

The Charles Schwab Corporation

Attn: Office of the Corporate Secretary

Mail Stop: DFW-2, 4-285

3000 Schwab Way

Westlake, Texas 76262

SchwabCorporateSecretary@Schwab.com

(817) 961-8984

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	13

  CORPORATE GOVERNANCE

Insider Trading Policy
The company has adopted and maintains an insider trading policy (the Insider Trading Policy), governing the purchase, sale and other dispositions of our securities by all the company’s directors, executive officers, employees, contingent workers, and certain of their related parties, as well as the company itself. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the company’s Annual Report on Form
10-K
for the year ended December 31, 2024.
Prohibition on Speculative Trading and Certain Types of Hedging and Pledging Activity
The Insider Trading Policy prohibits insider trading, tipping, and speculative trading in the company’s stock, other company securities, or derivatives of such securities. The prohibition on speculative trading expressly includes (i) certain types of hedging activities, including engaging in short sales, buying options to open a position, and selling uncovered options; and (ii) except for company equity securities acquired via the vesting and exercise of options or vesting of restricted stock units or acquired under the Employee Stock Purchase Plan (the ESPP), engaging in short term transactions of company equity securities. The Insider Trading Policy also prohibits using company securities as collateral for a margin loan or otherwise pledging company securities.
Board Qualifications and Composition
The Nominating and Corporate Governance Committee regularly assesses the board’s composition in light of our business operations, complexity, asset size, and risk profile to assure appropriate succession, and our Corporate Governance Guidelines provide that the board should be composed of directors who have the qualifications necessary for effective service as determined in this assessment.
Director Qualifications
The qualifications for directors are described in our Corporate Governance Guidelines, which are available on the company’s website at www.aboutschwab.com/governance. In addition, the Nominating and Corporate Governance Committee believes that the following specific, minimum qualifications must be met by any director nominee:

▪	ability to work together with other directors, with full and open discussion and debate, as an effective group;

▪
current knowledge of and experience in the
c
ompany’s business or operations, or contacts in the communities in which the company does business or the industries relevant to the company’s business, or substantial business, financial, or industry-related experience commensurate with the business operations, complexity, asset size, and risk profile of the company; and

▪	willingness and ability to devote adequate time to the company’s business.
The Nominating and Corporate Governance Committee also considers the following qualities and skills when making its determination whether a nominee is qualified for the position of director:

▪	relationships that may affect the independence of the director or conflicts of interest that may affect the director’s ability to discharge the director’s duties;

▪	diversity of experience, including the need for financial, business, academic, public sector, and other expertise on the board or board committees; and

▪	the fit of the individual’s skills and experience with those of the other directors and potential directors in comparison to the needs of the company.

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CORPORATE GOVERNANCE

When evaluating a candidate for nomination, the committee does not assign specific weight to any of these factors or believe that all of the criteria need apply to every candidate.

The Nominating and Corporate Governance Committee considers the qualifications and experience represented on the board when identifying director nominees and assessing the composition of the board. The board recognizes that a variety of viewpoints is vital to effective decision-making, constructive dialogue, and a healthy boardroom culture. The board’s evaluation encompasses diversity of experience, skill sets, and background of directors. The Nominating and Corporate Governance Committee considers these qualifications and regularly assesses the overall effectiveness of the board in maintaining a balance of perspectives important to the company’s business.

Skills and Competencies

Set forth below are some of the experience, skills, and competencies that the Nominating and Corporate Governance Committee views as important for the board as a whole to possess in light of the board’s areas of oversight of management.

For simplicity, each qualification is assigned to one category of oversight, even though some qualifications may pertain to multiple areas.

Board Oversight of Management	Related Qualifications and Experience

Carrying out the company’s daily operations consistent with its strategic vision	▪ Financial Services ▪ Banking ▪ Asset Management ▪ Brokerage/Investment Banking ▪ Business Operations ▪ ESG

Navigating changes in the financial services industry and responding to competitive pressures and new technologies	▪ Strategic Planning ▪ Information Technology/Cybersecurity ▪ Marketing ▪ Academia

Overseeing the integrity of the company’s financial statements and financial reporting process	▪ Finance ▪ Accounting ▪ Public Company Executive Experience ▪ Public Company Board Experience

Ensuring compliance with legal and regulatory requirements	▪ Regulatory ▪ Government Service ▪ International Business

Implementing the board’s approved risk tolerance, maintaining the company’s risk management and control program, and operating the company’s business in a safe and sound manner	▪ Risk Management

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	15

  CORPORATE GOVERNANCE

The following matrix highlights the qualifications and experience represented by our director nominees and continuing directors:

Qualifications and Experience

Public Company Executive Experience		●	●	●	●		●	●			●	●		●	●

Public Company Board Experience	●		●	●	●	●	●	●	●		●	●		●

Financial Services	●	●	●	●	●	●	●		●	●		●	●		●

Banking	●	●	●	●	●		●					●			●

Asset Management	●	●	●	●	●	●	●			●		●			●

Brokerage/Investment Banking	●	●	●	●	●				●	●		●	●		●

Strategic Planning	●	●	●	●	●	●	●	●		●	●	●	●	●	●

Finance	●	●		●	●	●	●	●	●	●	●	●	●		●

Business Operations		●	●	●		●	●		●	●	●	●		●	●

Information Technology/Cybersecurity			●					●	●	●	●				●

Marketing		●		●				●		●	●	●	●	●	●

Regulatory	●	●			●		●			●	●	●			●

Accounting		●			●

Risk Management		●	●		●		●	●		●	●		●

Government Service							●						●

International Business		●	●	●		●		●		●	●	●			●

Academia						●

Environmental, Social, and Governance	●	●		●		●	●		●	●	●	●	●	●

Additional Qualifications and Information

Audit Committee Financial Expert	●					●

Other Current Public Boards			3								2

Board Succession Planning

The board views the annual nomination process conducted by the Nominating and Corporate Governance Committee, including its review of the skills and competencies represented on the board and the self-assessment process, as critical elements in planning for board succession. In addition, the Chair of the Nominating and Corporate Governance Committee discusses with each board member the member’s perspective on succession planning, including overall size and composition, tenure, and the effectiveness of the board and board committees. The Chair of the Nominating and Corporate Governance Committee also speaks with the Chairs of the Audit Committee, Compensation Committee, and Risk Committee about any particular succession issues that may affect their committees. As part of the succession planning process, the Nominating and Corporate Governance Committee considers the contributions made by directors with deep knowledge and experience with the company and its business through continued service over the years, as well as the need to refresh the board with new insights and perspectives.

As part of board succession planning, the Nominating and Corporate Governance Committee plans for anticipated vacancies, including those due to directors’ plans for retirement or expected changes in status. The Nominating and Corporate Governance Committee evaluates potential needs for skills and experience due to anticipated departures.

16	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

Director Orientation and Continuing Education

Director education about the company, our strategy, industry, control framework, and regulatory environment begins when a director is elected to our board and continues throughout his or her tenure on the board. The company has an orientation program for new board members that includes written materials and meetings with executives in charge of key business and control functions. Depending on committee assignments, directors may receive further orientation and training with respect to committee functions. Continuing education address topics as deemed appropriate by the board and management and include such materials and presentations designed to assist the board and its committees with their oversight responsibilities of the company’s business, strategy, and risk management.

Board and Committee Evaluations

The Nominating and Corporate Governance Committee leads the board in its annual self-evaluation of the performance of the board and its committees to determine whether they are functioning effectively. The charters of each committee require an annual performance evaluation. Committee self-evaluations are conducted by the Chair of each committee and are reported to the full board by the respective Chairs. The Chair of the Nominating and Corporate Governance Committee reviews any issues arising from the committee self-evaluations with the Chairs of the other board committees. The Chair of the Nominating and Corporate Governance Committee also discusses the results of the board self-evaluation with the full board. The respective committee or the full board, as appropriate, will take such steps as are necessary or advisable to address weaknesses or deficiencies identified as part of the performance evaluation process.

Management Succession Planning and Transition

The board recognizes the importance of effective executive leadership to the company’s success and reviews CEO and other executive succession planning at least annually. As part of this process, the board reviews and discusses the capabilities of our executive management, as well as succession planning and potential successors for the CEO and our other executive officers. The process includes consideration of organizational and operational needs, competitive challenges, leadership and management potential and development, and emergency situations. The Nominating and Corporate Governance Committee makes recommendations regarding, and assists the board in, succession planning for the CEO and executive management, including developing policies for succession in an emergency or retirement of the CEO.

The board has long prioritized CEO and senior leadership succession planning. Mr. Bettinger and Mr. Schwab worked with the other board members to ensure an orderly CEO succession process and leadership transition and provided crucial input for determining the right juncture for the board to appoint a new CEO. The aim of the succession plan was to ensure the stability of the company’s strong executive team at a critical transition point while achieving leadership continuity that is important for continuing to serve our clients with excellence.

Following an intentional succession planning process that took place over multiple years, in September 2024, the board appointed Mr. Wurster, who has served as the company’s President since 2021, to succeed Mr. Bettinger as the company’s new CEO and President, effective January 1, 2025. During 2024, we also further refreshed the senior leadership team by bringing in Mr. Verdeschi, who joined as Deputy Chief Financial Officer (Deputy CFO) in May 2024 and succeeded Mr. Crawford as CFO in October 2024. The board believes the successful execution of its succession planning process, resulting in the appointment of an outstanding CEO and CFO, reflects the depth and quality of the company’s leadership talent pool.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	17

PROPOSAL ONE: ELECTION OF DIRECTORS

Proposal One: Election of Directors

Nominees for directors this year are:

John K. Adams, Jr.	Stephen A. Ellis	Arun Sarin	Charles R. Schwab	Paula A. Sneed

Each nominee has consented to serve a three-year term and is presently a director of the company. Biographical information about each of the company’s director nominees and continuing directors is contained in the following section.

The board of directors recommends that you vote FOR the election of the director nominees.

Director Nominees and Continuing Directors

DIRECTOR SINCE 2015 CURRENT TERM EXPIRES 2025 AGE AT ANNUAL MEETING: 69 INDEPENDENT DIRECTOR COMMITTEES Audit	John K. Adams, Jr.

Mr. Adams is a former Managing Director in the Financial Institutions Group at UBS Investment Bank (UBS), a financial services firm, where he served from 2002 until 2013. Prior to joining UBS, Mr. Adams was with Credit Suisse’s Financial Institutions Group from 1985 until 2002. He has served as a member of the Board of Directors of CSB since 2015. He served as a member of the Board of Directors of Navient Corporation, a financial services company that services and collects student loans, from 2014 to 2018. Mr. Adams is a nominee for election this year.

Mr. Adams has significant experience with respect to the financial services industry, investment banking, capital markets, and mergers and acquisitions, having served as head of UBS’ North American banks practice and in Credit Suisse’s Financial Institutions Group.

	CAREER EXPERIENCE UBS Investment Bank Managing Director (2002-2013) Credit Suisse Financial Institutions Group (1985-2002)	QUALIFICATIONS Public Company Board Financial Services Banking Asset Management Brokerage/Investment Banking Strategic Planning Finance Regulatory Environmental, Social, and Governance

18	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2008 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING: 64	Walter W. Bettinger II

Mr. Bettinger has served as a member of the board since 2008 and as Co-Chairman since 2022. He served as CEO of the company from 2008 through December 2024 and as President of the company from 2008 until 2021. He also serves as Co-Chairman of CSB and as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Schwab Strategic Trust, all registered investment companies managed by an affiliate of the company. He also served as Chief Operating Officer (COO) of the company from 2007 until 2008, Executive Vice President and President – Schwab Investor Services from 2005 until 2007, Executive Vice President and COO – Individual Investor Enterprise from 2004 until 2005, Executive Vice President and President – Corporate Services from 2002 until 2004, and Executive Vice President and President – Retirement Plan Services from 2000 until 2002. Mr. Bettinger joined the company in 1995 as part of the acquisition of The Hampton Company, which he founded in 1983.

Mr. Bettinger has significant financial services experience, having served in a senior executive role overseeing sales, service, marketing, and operations for more than 40 years. As CEO of the company, Mr. Bettinger worked closely with the board in evaluating and enhancing the strategic position of the company.

CAREER EXPERIENCE

The Charles Schwab Corporation

Co-Chairman (2022-present)

Chief Executive Officer (2008-December 2024)

President (2008-2021)

Chief Operating Officer (2007-2008)

Multiple Executive Vice President

positions (2000-2007)

QUALIFICATIONS

Public Company Executive

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Marketing

Regulatory

Accounting

Risk Management

International Business

Environmental, Social, and Governance

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	19

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE

2020

CURRENT TERM EXPIRES

2026

AGE AT ANNUAL MEETING:

66

INDEPENDENT DIRECTOR

COMMITTEES

Risk

OTHER U.S. PUBLIC BOARDS

Akamai Technologies, Inc. (Nasdaq: AKAM)

Northrop Grumman Corporation (NYSE: NOC)

International Business Machines Corporation (NYSE: IBM)

Marianne C. Brown

Ms. Brown is the former Co-COO of Fidelity National Information Services, Inc. (FIS), a financial services technology company, where she served from 2018 to 2019. She served as COO, Institutional and Wholesale Business, of FIS from 2015, when it acquired SunGard Financial Systems LLC (SunGard), a software and IT services provider, to 2018. She served as the COO of SunGard Financial Systems from 2014 to 2015. Prior to that, Ms. Brown was the CEO and President of Omgeo LLC (Omgeo), a financial services technology company, from 2006 to 2014. Before joining Omgeo, she was the CEO of the Securities Industry Automation Corporation, a technical services company for securities trading and subsidiary of the NYSE. Ms. Brown began her career at Automatic Data Processing, where she last served as general manager of Brokerage Processing Services, which spun off to become part of Broadridge Financial Services. Ms. Brown has served as a member of the Board of Directors of CSB since 2021. She has served as a member of the Boards of Directors of Northrop Grumman Corporation, an aerospace and defense technology company, since 2015, Akamai Technologies, Inc., a cybersecurity company, since 2020 and International Business Machines Corporation (IBM), a global technology company, since 2023. Ms. Brown also served on the Board of Directors of VMware, Inc. (VMware), a software and cloud computing company, from 2019 to 2023, when VMware was acquired by Broadcom Inc.

Ms. Brown brings financial technology expertise and significant public company board experience to the board, having served as an executive at several financial technology companies and as a director of other public company boards.

CAREER EXPERIENCE

Fidelity National Information Services, Inc.

Co-Chief Operating Officer (2018-2019)

Chief Operating Officer (2015-2018)

SunGard Financial Systems, LLC

Chief Operating Officer (2014-2015)

Omgeo LLC

President and Chief Executive Officer (2006-2014)

QUALIFICATIONS

Public Company Executive

Public Company Board

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Business Operations

Information Technology/Cybersecurity

Risk Management

International Business

20	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2017 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING 61 INDEPENDENT DIRECTOR COMMITTEES Compensation Nominating and Corporate Governance	Joan T. Dea

Ms. Dea is the founder of Beckwith Investments LLC, a private investment and consulting firm, and has served as Managing Director since 2008. She served on the Executive Committee of BMO Financial Group from 2003 to 2008, most recently as Executive Vice President, Strategic Management and Corporate Marketing. She was previously a partner and director at Boston Consulting Group (BCG), a management consulting firm, from 1994 to 2003, where she was a leader in the global financial services practice. She has served as a member of the Board of Directors of CSB since 2011 and Cineplex Inc. (Cineplex), a diversified media company, since 2006, and will retire from the Cineplex board effective May 2025. She served as a member of the Board of Directors of Performance Sports Group Ltd., a sports equipment and apparel company, from 2015 to 2017 and Torstar Corporation, a media company, from 2009 to 2015.

Ms. Dea brings public company, leadership, strategy, governance, and financial services experience to the board, having served in a variety of executive leadership positions at BMO Financial Group and BCG.

CAREER EXPERIENCE Beckwith Investments LLC Managing Director (2008-present) BMO Financial Group Executive Committee (2003-2008) Boston Consulting Group Partner and Director (1994-2003)

QUALIFICATIONS

Public Company Executive

Public Company Board

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Marketing

International Business

Environmental, Social, and Governance

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	21

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2014 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING 65 INDEPENDENT DIRECTOR COMMITTEES Risk	Christopher V. Dodds

Mr. Dodds has served as the Co-Founder and Managing Member of Crown Oak Advisors, LLC, a registered investment advisor, since 2020. Mr. Dodds has also served as a senior advisor at The Cynosure Group, LLC, a private equity firm, since 2018. He served as a senior advisor at The Carlyle Group, a private equity firm, from 2008 to 2018. From 1986 to 2007, Mr. Dodds held several key positions at the company, including Executive Vice President and CFO. He has served as a member of the Board of Directors of CSB since 2007. He served as a member of the Board of Directors of Investment Technology Group, Inc., a brokerage and financial markets technology company, from 2008 to 2015.

Mr. Dodds brings leadership skills, knowledge of the financial services industry, and financial and accounting experience. He has deep knowledge of the company and its business, having served as its CFO from 1999 until 2007, and as a member of the Board of Directors of CSB since 2007.

CAREER EXPERIENCE

Crown Oak Advisors, LLC

Managing Member (2020-present)

The Cynosure Group, LLC

Senior Advisor (2018-present)

The Carlyle Group

Senior Advisor (2008-2018)

The Charles Schwab Corporation

Chief Financial Officer (1999-2007)

QUALIFICATIONS Public Company Executive Public Company Board Financial Services Banking Asset Management Brokerage/Investment Banking Strategic Planning Finance Regulatory Accounting Risk Management

22	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2012 CURRENT TERM EXPIRES 2025 AGE AT ANNUAL MEETING 62 INDEPENDENT DIRECTOR COMMITTEES Audit Nominating and Corporate Governance	Stephen A. Ellis

Mr. Ellis is a Managing Partner at TPG Inc. (TPG), a private equity and alternative investment firm, where he co-leads The Rise Fund, the firm’s impact investing platform. Prior to joining TPG in 2015, he served as CEO of Asurion, LLC (Asurion), a provider of consumer technology protection services, from 2012 through 2015. Prior to Asurion, Mr. Ellis served as Worldwide Managing Director of Bain & Company (Bain), a management consulting firm, from 2005 until 2012, and as Managing Partner for Bain’s West Coast offices from 1999 through 2004. Mr. Ellis joined Bain in 1993. Mr. Ellis served as a member of the Board of Directors of e.l.f. Beauty, Inc., a cosmetics company, in 2019. Mr. Ellis is a nominee for election this year.

Mr. Ellis brings leadership and management skills, investment expertise, and experience in global management consulting to the board, having served as Worldwide Managing Director of Bain, CEO of Asurion, and as a Managing Partner at TPG.

	CAREER EXPERIENCE TPG Inc. Managing Partner (2015-present) Asurion, LLC Chief Executive Officer (2012-2015) Bain & Company Worldwide Managing Director (2005-2012)	QUALIFICATIONS Public Company Board Financial Services Asset Management Strategic Planning Finance Business Operations International Business Academia Environmental, Social, and Governance

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	23

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 1996 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 82 INDEPENDENT DIRECTOR COMMITTEES Compensation Nominating and Corporate Governance	Frank C. Herringer

Mr. Herringer is the former Chairman of the Board and CEO of Transamerica Corporation (Transamerica), a financial services company. He served as Chairman of the Board of Transamerica from 1996 until 2015, CEO from 1991 until 1999 and President from 1986 until 1999, when Transamerica was acquired by AEGON N.V. (AEGON). From the date of the acquisition until 2000, Mr. Herringer served on the Executive Board of AEGON and as Chairman of the Board of AEGON USA, Inc. Mr. Herringer served as a member of the Board of Directors of Transamerica from 1986 to 2018. Mr. Herringer also served as a member of the Boards of Directors of Amgen Inc. from 2004 to 2019, Cardax Pharmaceuticals, Inc. from 2006 to 2015, and Safeway, Inc. from 2008 to 2015.

Mr. Herringer brings public company knowledge and leadership experience to the board, having served as CEO of Transamerica, and his service at Transamerica and AEGON contributes to his knowledge of the financial services industry. Mr. Herringer brings insights to the board from his service on other public company boards.

CAREER EXPERIENCE Transamerica Corporation Chairman of the Board (1996-2015) Chief Executive Officer (1991-1999)

QUALIFICATIONS

Public Company Executive

Public Company Board

Financial Services

Banking

Asset Management

Strategic Planning

Business Operations

Finance

Regulatory

Risk Management

Government Service

Environmental, Social, and Governance

24	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2020 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 62 INDEPENDENT DIRECTOR COMMITTEES Audit	Gerri K. Martin-Flickinger

Ms. Martin-Flickinger is a former Executive Vice President and Chief Technology Officer of Starbucks Corporation (Starbucks), a coffeehouse chain and coffee roasting company, where she served from 2015 to 2021. Prior to joining Starbucks in 2015, Ms. Martin-Flickinger served as Senior Vice President and Chief Information Officer of Adobe Inc. (Adobe), a computer software company, from 2006 to 2015, where she led portions of Adobe’s technology transformation to a cloud-based, subscription services business. She has previously served as Chief Information Officer at VeriSign, Inc. (VeriSign), Network Associates, Inc. (Network Associates), and McAfee Associates, Inc. (McAfee). She began her career at Chevron Corporation, where she held several senior positions. Ms. Martin-Flickinger served as a member of the Board of Directors of Tableau Software, Inc. (Tableau), a computer software company, from 2018 to 2019.

Ms. Martin-Flickinger brings consumer retail and customer-digital knowledge and executive leadership experience to the board, having served as Executive Vice President and the Chief Technology Officer of Starbucks. She brings technology company industry insight and cybersecurity experience having served as Chief Information Officer of Adobe, Verisign, Network Associates, and McAfee, and public company board experience with Tableau.

	CAREER EXPERIENCE Starbucks Corporation Executive Vice President and Chief Technology Officer (2015-2021) Adobe Inc. Senior Vice President and Chief Information Officer (2006-2015)	QUALIFICATIONS Public Company Executive Public Company Board Strategic Planning Finance Information Technology/Cybersecurity Marketing Risk Management International Business

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	25

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2020 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 55 INDEPENDENT DIRECTOR COMMITTEES Audit	Todd M. Ricketts

Mr. Ricketts served as a member of the Board of Directors of TD Ameritrade Holding Corporation (Ameritrade) from 2011 to 2020. He has managed his personal investment portfolio since 2001. Mr. Ricketts previously served as Corporate Secretary and Director of Business Development for Ameritrade. Mr. Ricketts has served as a member of the Board of Directors of CSB since 2023. Mr. Ricketts has also served as a member of the Board of Directors of Chicago Baseball Holdings, LLC, the parent company of the Major League Baseball franchise the Chicago Cubs, since 2009.

Mr. Ricketts brings business management and financial experience to the board through his entrepreneurial and financial services industry experience. Mr. Ricketts has notified the board of his intention to retire from the board effective October 7, 2025.

	CAREER EXPERIENCE Chicago Baseball Holdings, LLC Director (2009-present) TD Ameritrade Holding Corporation Director (2011-2020)	QUALIFICATIONS Public Company Board Financial Services Brokerage/Investment Banking Finance Business Operations Information Technology/Cybersecurity Environmental, Social, and Governance

26	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2018 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING: 69 INDEPENDENT DIRECTOR COMMITTEES Risk	Charles A. Ruffel

Mr. Ruffel is the founder and Managing Partner of Kudu Investment Management, LLC, a private equity firm. He served as CEO and Managing Partner of Kudu Advisors, LLC (Kudu Advisors), an investment banking company, from 2009 to 2015. He was the founder and CEO of Asset International, Inc. (Asset International), an information provider in the field of asset management, retirement, and bank services, from 1989 to 2010. He served as a trustee of Schwab Strategic Trust from 2009 to 2018 and as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust from 2015 to 2018. He has served as a member of the Board of Directors of CSB since 2018. Mr. Ruffel served as a member of the Board of Directors of Aspire Financial Services, LLC, a financial services and retirement planning company, from 2012 to 2019.

Mr. Ruffel brings financial and leadership experience to the board, having served as CEO of Kudu Advisors and Asset International. He brings insight to the board from his service as a trustee of numerous asset management funds of the company.

CAREER EXPERIENCE Kudu Investment Management, LLC Managing Partner (2015-present) Kudu Advisors, LLC Managing Partner (2009-2015) Asset International, Inc. Chief Executive Officer (1998-2010)

QUALIFICATIONS

Financial Services

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Information Technology/Cybersecurity

Marketing

Regulatory

Risk Management

International Business

Environmental, Social, and Governance

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	27

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE

2009

CURRENT TERM EXPIRES

2025

AGE AT ANNUAL MEETING

70

INDEPENDENT DIRECTOR

COMMITTEES

Nominating and Corporate

Governance

Risk

OTHER U.S. PUBLIC BOARDS

Accenture plc (NYSE: ACN)

Cerence Inc. (Nasdaq: CRNC)

Arun Sarin

Mr. Sarin served as CEO of Vodafone Group Plc (Vodafone), a mobile telecommunications company, from 2003 until his retirement in 2008. Beginning in 1984, he held a variety of management positions with Pacific Telesis Group, a telecommunications company, and AirTouch Communications, Inc. (AirTouch), a wireless telecommunications company, which was spun off from Pacific Telesis Group in 1994. He was appointed President and COO of AirTouch in 1997. In 1999, Mr. Sarin was appointed CEO of Vodafone’s US/AsiaPacific region. He left Vodafone in 2000 to become CEO of Infospace, Inc., an information technology company. From 2002 until 2003, he served as CEO of Accel-KKR Telecom, a private equity firm. He served as a non-executive director of the Court of the Bank of England from 2005 until 2009. He served as a member of the Board of Directors of Blackhawk Network Holdings, Inc from 2009 to 2018, Safeway, Inc. from 2009 to 2015, Cisco Systems, Inc., a provider of networking and IT solutions, from 2009 to 2020, and Chairman of the Board of Trepont Acquisition Corp I, a special purpose acquisition company, from 2020 to 2022. Mr. Sarin has served as lead independent director of Accenture plc, a consulting and information technology services company, since February 2025 and as a member of the Board of Directors since 2015. He has served as a member of the Board of Directors of Cerence Inc., an automotive software company, since 2019 and as Chairman of the Board from 2019 to February 2025. Mr. Sarin has also served as a member of the Board of Directors of Ola Electric Mobility Limited, an electric vehicle company, since 2019. Mr. Sarin is a nominee for election this year.

Mr. Sarin brings public company knowledge, information technology/cybersecurity experience, and leadership experience to the board, having served as President and COO of AirTouch and CEO of Vodafone. He brings insights to the board from his service on other public company boards.

CAREER EXPERIENCE

Trepont Acquisition Corp I

Chairman (2020-2022)

Vodafone Group Plc

Chief Executive Officer (2003-2008)

Accel-KKR Telecom

Chief Executive Officer (2001-2003)

Infospace, Inc.

Chief Executive Officer (2000-2001)

QUALIFICATIONS

Public Company Executive

Public Company Board

Strategic Planning

Finance

Business Operations

Information Technology/Cybersecurity

Marketing

Regulatory

Risk Management

International Business

Environmental, Social, and Governance

28	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 1986 CURRENT TERM EXPIRES 2025 AGE AT ANNUAL MEETING 87	Charles R. Schwab

Mr. Schwab has served as a director of the company since its incorporation in 1986, having served as Co-Chairman since 2022 and as Chairman from 1986 to 2022. Mr. Schwab served as CEO of the company from 1986 to 1997 and from 2004 until 2008. He served as Co-CEO of the company from 1998 to 2003. Mr. Schwab was a founder of Charles Schwab & Co., Inc. (CS&Co) in 1971 and served as its CEO from 2004 until 2008. Mr. Schwab also previously served as Chairman and trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust, all registered investment companies. Mr. Schwab is the father of Carolyn Schwab-Pomerantz, a member of the company’s board. Mr. Schwab is a nominee for election this year.

Mr. Schwab is the founder of the company, was the CEO of the company, and has been the Chairman or Co-Chairman since its inception. His vision continues to drive the company’s growth.

CAREER EXPERIENCE

The Charles Schwab Corporation

Co-Chairman (2022-present)

Chairman (1986-2022)

Chief Executive Officer (1986-1997; 2004-2008)

Co-Chief Executive Officer (1998-2003)

Charles Schwab & Co., Inc.

Chief Executive Officer (2004-2008)

QUALIFICATIONS

Public Company Executive

Public Company Board

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Marketing

Regulatory

International Business

Environmental, Social, and Governance

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	29

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2022 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING: 65 COMMITTEES Risk	Carolyn Schwab-Pomerantz

Ms. Schwab-Pomerantz was employed by CS&Co for 40 years. She served as Managing Director, Consumer Education of CS&Co from 2022 to 2023 and served as Senior Vice President, Consumer Education of CS&Co from 2005 to 2022. Ms. Schwab-Pomerantz also served as President of Charles Schwab Foundation, a charitable foundation, from 2002 to 2023, and as Chair of Charles Schwab Foundation from 2014 to 2023. She also served as Chair of Schwab Charitable Fund, a donor-advised fund, from 2012 to 2023, and as Chair of the Board of Governors for Boys & Girls Clubs of America, a nonprofit corporation, from 2021 to 2022 (and has served as Chair Emeritus since 2023). Ms. Schwab-Pomerantz is the daughter of the company’s Co-Chairman and founder Charles R. Schwab.

Ms. Schwab-Pomerantz has significant financial services and governance experience, having served in a senior role overseeing consumer education with the company from 2005 to 2023 and including through her roles with Charles Schwab Foundation, Schwab Charitable Fund, and Boys & Girls Clubs of America.

CAREER EXPERIENCE

Charles Schwab Foundation

Chair (2004-2023)

President (2002-2023)

Charles Schwab & Co., Inc.

Managing Director – Consumer

Education (2022-2023)

Senior Vice President – Consumer

Education (2005-2022)

QUALIFICATIONS Financial Services Brokerage/Investment Banking Strategic Planning Finance Marketing Risk Management Government Service Environmental, Social, and Governance

30	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2002 CURRENT TERM EXPIRES 2025 AGE AT ANNUAL MEETING: 77 INDEPENDENT DIRECTOR COMMITTEES Compensation	Paula A. Sneed

Ms. Sneed is Chairman and CEO of Phelps Prescott Group, LLC (Phelps Prescott), a strategy and management consulting firm. She served as Executive Vice President, Global Marketing Resources and Initiatives, of Kraft Foods, Inc. (Kraft), a global food and beverage company, from 2005 until her retirement in 2006; Senior Vice President, Global Marketing Resources and Initiatives from 2004 to 2005; and Group Vice President and President of E-Commerce and Marketing Services for Kraft Foods North America, part of Kraft, from 2000 until 2004. She joined General Foods Corporation (which later merged with Kraft) in 1977 and held a variety of senior executive positions, including Chief Marketing Officer, Executive Vice President and President eCommerce division, Executive Vice President and President Desserts division, and Senior Vice President and President Food Service division. Ms. Sneed served as a member of the Board of Directors of Berry Global Group, Inc., a package manufacturing company, from 2018 to 2022; as a member of the Board of Directors of TE Connectivity plc, a manufacturer of engineered electronic components, network solutions, and telecommunications systems, from 2007 to 2020; and as a member of the Board of Directors of Airgas, Inc. from 1999 to 2016. Ms. Sneed is a nominee for election this year.

Ms. Sneed brings marketing skills and general management and executive leadership experience to the board, having served in a variety of senior executive positions at Kraft, and as Chairman and CEO of Phelps Prescott. She brings insights to the board through her service on other public company boards.

CAREER EXPERIENCE

Phelps Prescott Group, LLC

Chairman and Chief Executive

Officer (2007-present)

Kraft Foods, Inc.

Executive Vice President (2005-2006)

Senior Vice President (2004-2005)

Kraft Foods North America

Executive Vice President (2000-2004)

QUALIFICATIONS Public Company Executive Public Company Board Strategic Planning Business Operations Marketing Environmental, Social, and Governance

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	31

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2025 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 52	Richard A. Wurster

Mr. Wurster is CEO of the company. He has served as CEO since January 2025 and as President of the company and President and director of CS&Co since 2021. Mr. Wurster previously served as Executive Vice President and Head of Schwab Asset Management Services in 2021 and Head of Schwab Asset Management Solutions from 2019 to 2021. He was CEO of Charles Schwab Investment Management, Inc., a subsidiary of the company, from 2019 to 2021, and of Charles Schwab Investment Advisory, Inc., a subsidiary of the company, from 2018 to 2021. He was also CEO of ThomasPartners, Inc. and Windhaven Investment Management, Inc., subsidiaries of the company, from 2016 to 2018. He serves as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Schwab Strategic Trust. Before joining the company in 2016, Mr. Wurster was employed at Wellington Management, Inc., an investment management services provider, and McKinsey & Company, Inc., a management consulting firm, where he was a leader of the asset management practice and an Associate Principal, respectively.

Mr. Wurster has significant company and financial services experience, having served in a senior executive role at the company and its subsidiaries since 2016 and in asset management prior to that time. As CEO of the company, Mr. Wurster works closely with the board in evaluating and enhancing the strategic position of the company.

CAREER EXPERIENCE

The Charles Schwab Corporation

Chief Executive Officer (2025-present)

President (2021-present)

Charles Schwab Investment Management, Inc.

Chief Executive Officer (2019-2021)

Charles Schwab Investment Advisory, Inc.

Chief Executive Officer (2018-2021)

ThomasPartners, Inc.

Chief Executive Officer (2016-2018)

Windhaven Management, Inc.

Chief Executive Officer (2016-2018)

QUALIFICATIONS

Public Company Executive

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Information Technology/Cybersecurity

Marketing

Regulatory

International Business

32	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

Director Nominations

The Nominating and Corporate Governance Committee recommended all of the nominees for election included in this year’s proxy statement.

The committee has a policy to consider candidates recommended by stockholders. The policy requires written stockholder recommendations that include the following information: (i) the name, address, and contact information of the recommending stockholder; (ii) proof of the stockholder’s share ownership; (iii) a resume or statement of the candidate’s qualifications; and (iv) a statement of the stockholder’s relationship with the proposed candidate or interest in the proposed candidacy. The written recommendation must be addressed to the Office of the Corporate Secretary at the address provided in the “Corporate Governance” section of this proxy statement, or by email to SchwabCorporateSecretary@Schwab.com.

Identifying and Evaluating Candidates for Director

The Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of board members in the context of the current composition of the board, as well as director qualifications as determined by the board. The committee evaluates attributes and capabilities valuable to the company’s business and commensurate with the size, complexity, and risk profile of the company and, as needed, to bring fresh perspective to the board. Candidates considered for nomination to the board may come from several sources, including current and former directors, professional search firms, and stockholder recommendations. Nominees for director are evaluated, in consultation with the company’s Co-Chairmen, by the Nominating and Corporate Governance Committee, which may retain the services of a professional search firm to assist it in identifying or evaluating potential candidates.

Communications With the Board of Directors

If you wish to communicate with the board, the Chair of the Nominating and Corporate Governance Committee, or the independent directors as a group, you may send your communication in writing to the Office of the Corporate Secretary at the address provided in the “Corporate Governance” section of this proxy statement or by email to SchwabCorporateSecretary@Schwab.com. You must include your name and address in the written communication and indicate whether you are a stockholder of the company.

The Office of the Corporate Secretary will compile all communications, summarize lengthy, repetitive, or duplicative communications, and forward them to the appropriate director or directors. The Office of the Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department within the company for resolution. In such cases, the Office of the Corporate Secretary will retain a copy of such communication for review by any director upon the director’s request.

Director Compensation

The Compensation Committee reviews, approves, and establishes director compensation, including compensation for service on board committees. In 2024, the Compensation Committee conducted a review of non-employee director compensation, including a comparison to the company’s peer group, with input from its outside consultant, Semler Brossy Consulting Group LLC (Semler Brossy). Based on this review and upon recommendation by the Compensation Committee, the board did not approve changes to the director compensation program. Mr. Schwab, Mr. Bettinger, and Mr. Wurster, who are employed by the company, receive no additional compensation for their service as directors.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	33

  PROPOSAL ONE: ELECTION OF DIRECTORS

Cash Retainers
For 2024, each
non-employee
director received an annual cash retainer in the amount of $100,000. In addition, the Chairs of the Audit Committee and the Risk Committee each received an annual cash retainer of $50,000, and the other members of those committees each received an annual cash retainer of $20,000. The Chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each received an annual cash retainer of $50,000, and the other members of those committees each received an annual cash retainer of $15,000.
There are no fees for board or committee meeting attendance, but the board may establish special committees and pay a special retainer to the Chair and the members of any special committee.
Equity Grants and Timing
For 2024, each
non-employee
director received an annual equity grant under the 2022 Stock Incentive Plan, with an aggregate value of $215,000. This equity grant was awarded 60% in restricted stock units (RSUs) and 40% in stock options.
Non-employee
directors receive annual RSU and option grants on the second business day after the annual meeting of stockholders. We do not take material nonpublic information or the disclosure thereof into account when determining the timing and terms of option awards to our directors.
New
non-employee
directors elected to the board during the year are granted pro rata amounts of their cash retainers and equity awards for their first calendar year in lieu of the full amounts. The annual equity grants vest over the three-year period following the grant date, with 25% vesting on each of the first and second anniversary of the grant date and the remaining 50% on the third anniversary. The awards become 100% vested in the event of the non-employee
director’s death, disability, or retirement. Each stock option expires on the earliest of (i) ten years after the grant date, (ii) three months after termination of service for any reason other than death, disability, or retirement, or (iii) one year after termination of service because of death or disability.
Stock Ownership Guidelines
The board has adopted stock ownership guidelines to promote significant equity ownership by non-employee
directors and further align their long-term financial interests with those of stockholders. Under the guidelines, each non-employee
director is expected to maintain an investment position in the company’s common stock with a fair market value equal to at least $400,000. A new director is expected to reach this target level upon completing five years of service. Once this target level is reached, the director is deemed to meet this target so long as he or she continues to hold an equivalent number of shares as on the date the target level was met. Shares owned outright, deferred shares, and RSUs are included in determining ownership levels, but stock options are not. As of December 31, 2024, all directors complied with the stock ownership guidelines.
Directors’ Deferred Compensation Plan
Non-employee
directors also may participate in the Directors’ Deferred Compensation Plan II (the DCP2). This plan allows them to defer receipt of all or a portion of their cash retainers and, at their election, to receive (i) immediately vested stock options with a fair value equal to the amounts deferred and an exercise price equal to the closing price of common stock on the date the deferred amount would have been paid or (ii) RSUs funded by an equivalent number of shares of common stock to be held in a “rabbi” trust and distributed to the director upon departure from the board.
The company does not (i) provide any
non-equity
incentive plans, defined benefit and actuarial pension plans, or other defined contribution retirement plans for non-employee
directors or (ii) offer above-market or preferential earnings under its nonqualified deferred compensation plans for directors. The following table shows compensation paid to each of our non-employee
directors during 2024.

34	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

2024 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)
	Cash[1] ($)	Deferred into Restricted Stock Units or Options2, [5] ($)	Stock Awards3, [5] ($)	Option Awards4, [5] ($)	Total ($)

John K. Adams, Jr.	185,000	—	129,027	86,008	400,035

Marianne C. Brown	35,000	150,000	129,027	86,008	400,035

Joan T. Dea	165,000	—	129,027	86,008	380,035

Christopher V. Dodds	155,000	—	129,027	86,008	370,035

Stephen A. Ellis	—	135,000	129,027	86,008	350,035

Mark A. Goldfarb[6]	77,500	—	—	—	77,500

Frank C. Herringer	—	165,000	129,027	86,008	380,035

Brian M. Levitt[7]	115,000	—	129,027	86,008	330,035

Gerri K. Martin-Flickinger	141,154	—	129,027	86,008	356,189

Bharat B. Masrani[7]	—	120,000	129,027	86,008	335,035

Todd M. Ricketts	155,000	—	129,027	86,008	370,035

Charles A. Ruffel	35,000	120,000	129,027	86,008	370,035

Arun Sarin	135,000	—	129,027	86,008	350,035

Carolyn Schwab-Pomerantz	120,000	—	129,027	86,008	335,035

Paula A. Sneed	150,000	—	129,027	86,008	365,035

(1)

This column shows cash amounts earned for retainers. For Mr. Adams, Ms. Brown, Ms. Dea, Mr. Dodds, Mr. Goldfarb, Mr. Martin-Flickinger, Mr. Ricketts, and Mr. Ruffel, the amounts in this column include their cash retainers for service on the Board of Directors of CSB.

(2)

This column shows the dollar amount of retainers deferred into RSUs or options under the DCP2. The corresponding RSUs or options were as follows: 2,160 RSUs for Ms. Brown; 7,340 options for Mr. Ellis; 8,970 RSUs for Mr. Herringer; 1,729 RSUs for Mr. Masrani; and 6,523 options for Mr. Ruffel.

(3)

The amounts shown in this column represent the grant date fair value of the RSU award. In 2024, non-employee directors who served the full year received an automatic grant of RSUs with a grant date fair value of $129,027.

(4)

The amounts shown in this column represent the grant date fair value of the stock option award. In 2024, non-employee directors who served the full year received an automatic grant of stock options with a grant date fair value of $86,008.

(5)

The following table shows the aggregate number of outstanding stock option and RSU awards held by the non-employee directors as of December 31, 2024. This includes stock options and RSUs acquired under the DCP2.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	35

  PROPOSAL ONE: ELECTION OF DIRECTORS

Name	Stock Option Awards	Restricted Stock Unit Awards

John K. Adams, Jr.	46,596	4,708

Marianne C. Brown	22,159	9,792

Joan T. Dea	40,371	4,708

Christopher V. Dodds	19,053	4,708

Stephen A. Ellis	112,013	14,999

Frank C. Herringer	71,980	152,233

Brian M. Levitt	20,296	4,708

Gerri K. Martin-Flickinger	22,159	4,708

Bharat B. Masrani	20,296	12,025

Todd Ricketts	20,296	4,708

Charles A. Ruffel	69,580	4,708

Arun Sarin	63,010	4,708

Carolyn Schwab-Pomerantz	34,442	1,809

Paula A. Sneed	25,708	55,857

(6)	Mr. Goldfarb did not stand for re-election as a director at the 2024 annual meeting, and his service on the board ended on May 23, 2024.

(7)	Mr. Levitt and Mr. Masrani resigned from the board effective February 12, 2025.

36	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Proposal Two: Ratification of the Selection of Independent Auditors

The Audit Committee has the sole authority to appoint, retain, and terminate the independent auditors. The independent auditors report directly to the Audit Committee, and the Audit Committee is directly responsible for oversight of the work of the independent auditors. The Audit Committee oversees fees paid to the independent auditors and pre-approves all audit, internal control-related, and permitted non-audit services to be performed by the independent auditors. The Audit Committee conducts a comprehensive annual evaluation of the independent auditor’s qualifications, performance, and independence (including assessing non-audit fees and services). The Audit Committee takes into account the insight provided to the Audit Committee and the quality of information provided on accounting issues, auditing issues, and regulatory developments. The Audit Committee also considers whether, in order to ensure continuing auditor independence, there should be periodic rotation and selection of the lead audit partner and rotation of the audit firm itself, taking into consideration the advisability and potential costs and impact of selecting a different firm.

The Audit Committee has selected Deloitte as the company’s independent registered public accounting firm for the 2025 fiscal year. Deloitte has served in this capacity since the company’s inception. The Audit Committee evaluated Deloitte’s institutional knowledge and experience, quality of service, sufficiency of resources, and quality of the team’s communications and interactions, as well as the team’s objectivity and professionalism. As a result, the Audit Committee and the board believe that the retention of Deloitte for the 2025 fiscal year is in the best interests of the company and its stockholders. Although we are not required to submit the selection of the independent auditors to stockholders, we are asking for your ratification as part of the Audit Committee’s evaluation process of the independent registered public accounting firm for the next fiscal year.

We expect representatives of Deloitte to attend the annual meeting, where they will respond to appropriate questions from stockholders and have the opportunity to make a statement.

Auditor Fees

Fees for services provided by Deloitte and the member firms of Deloitte Touche Tohmatsu Limited in the last two fiscal years were:

	2024	2023

Audit Fees[1]	$11,598,350	$11,532,307

Audit-Related Fees[2]	2,422,900	4,342,211

Tax Fees[3]	31,500	45,400

All Other Fees[4]	4,600	—

Total	$14,057,350	$15,919,918

(1)

Audit fees are the aggregate fees for professional services billed in connection with audits of the consolidated annual financial statements and the effectiveness of internal control over financial reporting, and reviews of the consolidated financial statements included in quarterly reports on Form 10-Q.

(2)	Audit-related fees include assurance and related services, service auditor reports over internal controls, review of SEC filings, and related services.

(3)	Tax fees include permitted compliance and advisory services such as tax return review, preparation and compliance, and advice on the application of rules or changes to tax laws.

(4)	All other fees represent fees not included in “audit fees,” “audit-related fees,” and “tax fees,” and in 2024 include charges for our license for the use of Deloitte’s accounting research tool.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	37

  PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

In addition to the services listed above, Deloitte provides audit and tax return review and preparation and compliance services to certain unconsolidated mutual funds, charitable trusts, and foundations. The fees for such services are included in the expenses of the mutual funds, charitable trusts, and foundations and borne by the stockholders of the funds and foundations. Amounts billed by Deloitte for these services were $3,487,440 for 2024 and $3,399,050 for 2023. These amounts are not included in the expenses of The Charles Schwab Corporation.

Non-Audit Services Policies and Procedures

The Audit Committee has adopted a policy regarding non-audit services performed by Deloitte. The Audit Committee’s policy prohibits engaging Deloitte to perform the following services:

▪	any contingent fee arrangement;

▪	bookkeeping or other services relating to accounting records or financial statements of the audit client;

▪	broker-dealer, investment advisor, or investment banking services;

▪	actuarial services;

▪	management and human resource functions (including executive search services);

▪	legal services or expert services unrelated to the audit;

▪	appraisal and valuation services, fairness opinions or contribution-in-kind reports;

▪	internal audit outsourcing;

▪	financial information systems design and implementation;

▪	tax consulting or advice or a tax opinion on an “aggressive” tax position or on a “listed transaction” or a “confidential transaction” as defined by U.S. Department of Treasury regulations; and

▪	tax services to employees who have a financial reporting oversight role.

The Audit Committee may approve other non-audit services in advance of their performance as part of its review and approval of Deloitte’s audit service plan. In addition, the Audit Committee has pre-approved three separate categories of non-audit services under the policy, subject to an annual aggregate dollar limit for each category. If the dollar limit in each of these three categories is reached, the Audit Committee will decide whether to establish an additional spending limit for the category or specifically pre-approve each additional service in the category for the remainder of the year. The three categories are:

▪	accounting theory consultation (includes services such as guidance on the application of GAAP to various transactions and guidance on the effects of new accounting pronouncements);

▪

assurance and due diligence (includes services such as certain service auditor reports over internal controls, review of U.S. Securities and Exchange Commission (SEC) filings, consents related to financings that include audited financial statements, merger and acquisition due diligence, audit consultation pertaining to acquisitions or the calculation of gain or loss from dispositions, and employee benefit plan audits); and

▪

tax related services (includes tax return review, preparation and compliance, advice on the application of rules or changes to tax laws, and review of tax issues in connection with merger and acquisition activity).

Services not subject to pre-approval limits in one of the three categories above require specific pre-approval from the Audit Committee. Fees related to services requiring specific pre-approval are limited, on an annual basis, to 50% of the combination of audit fees, audit-related fees, and tax fees.

38	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The policy permits the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee, provided that the member or members report to the entire Audit Committee pre-approval actions taken since the last Audit Committee meeting. The policy expressly prohibits delegation of pre-approval authority to management.

Audit Committee Report

The Audit Committee has met and held discussions with management and the company’s independent registered public accounting firm. As part of this process, the committee has:

▪  reviewed and discussed the audited financial statements with management;

▪  discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

▪  received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

John K. Adams, Jr., Chair

Stephen A. Ellis

Gerri K. Martin-Flickinger

Todd M. Ricketts

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	39

PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Proposal Three: Advisory Approval of Named Executive Officer Compensation

This proxy statement contains detailed information in the Compensation Discussion and Analysis and executive compensation tables regarding compensation of the NEOs. The NEOs are those executive officers who are listed in the 2024 SCT. We ask that you provide an advisory vote to approve the following, non-binding resolution on NEO compensation:

RESOLVED, that the stockholders of The Charles Schwab Corporation approve the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related footnotes, and narrative disclosures.

The advisory approval of NEO compensation is required by federal law, and the company currently conducts annual advisory votes on that compensation. Although the vote is not binding on the board or the Compensation Committee, the Compensation Committee intends to consider the vote as part of its evaluation of executive compensation programs.

Compensation Discussion and Analysis

Executive Summary

This section describes the company’s executive compensation program, policies, and practices, and how executive compensation is designed to support the company’s strategic objectives. It also summarizes the compensation decisions made for the company’s NEOs during 2024:

Named Executive Officer	Title(1)

Walter W. Bettinger II	Co-Chairman of the Board and Chief Executive Officer

Michael D. Verdeschi	Managing Director and Chief Financial Officer

Peter B. Crawford	Former Managing Director and Chief Financial Officer

Richard A. Wurster	President

Charles R. Schwab	Co-Chairman of the Board

Jonathan M. Craig	Managing Director and Head of Investor Services

Joseph R. Martinetto	Chairman of the Board of CSB and Former Managing Director and Chief Operating Officer

(1)

The title for each NEO is the title held on December 31, 2024. Mr. Bettinger stepped down as CEO on December 31, 2024, and now serves as Co-Chairman of the board. Mr. Wurster was appointed CEO and President effective January 1, 2025. Mr. Crawford stepped down as Managing Director and CFO and an executive officer effective October 1, 2024, when he was succeeded by Mr. Verdeschi. Mr. Martinetto stepped down as Managing Director and COO and an executive officer effective June 28, 2024.

40	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Executive Summary Table of Contents

Summary of the Executive Compensation Program	45

Compensation Planning and the Decision-Making Process	46

Plan Design and Compensation Decisions	49

Compensation Policies	54

Plan Design Decisions Made for 2025	56

2024 Company Performance Highlights

In pursuing the “Through Clients’ Eyes” strategy, the company achieved the following performance results for 2024:

Total Client Assets $10.1 trillion 19% increase year-over-year	Net Income $5.9 billion	Active Brokerage Accounts 36.5 million 5% increase year-over-year

Diluted EPS: $2.99 Adjusted Diluted EPS(1): $3.25	ROCE: 15% ROTCE(1): 35%	Core Net New Assets $367 billion 20% increase year-over-year

(1)	For reconciliation of our results as reported under GAAP to non-GAAP financial measures, including diluted EPS to adjusted diluted EPS and ROCE to ROTC, please see Appendix A beginning on page A-1.

In addition, we are honored to be the recipient of a number of awards and recognitions, including those listed below.

▪	StockBrokers.com recognized the company as Best Overall Broker for 2024 performance in its 2025 Annual Awards.

▪	For the second year in a row, U.S News & World Report recognized the company as the Best Investing Platform Overall in its 2024 U.S News Money Awards.

▪	TD Ameritrade ranked #1 and Charles Schwab ranked #2 among do-it-yourself investors nationwide in the J.D. Power 2024 U.S. Self-Directed Investor Satisfaction Study.

▪	For the 12th year in a row, Investor’s Business Daily recognized the company as a Best Online Broker in its 2024 rankings.

▪	Newsweek recognized both TD Ameritrade and Charles Schwab for America’s Best Customer Service 2025 in its 2025 rankings.

▪	Investor’s Business Daily named CSB #1 for Most Trusted Financial Companies and #1 in the Best Banks category.

▪	The company ranked #1 in the Trader App, Desktop Stock Trading Platform, Bond Research, Research, and High Net Worth Investors categories of StockBrokers.com’s 2024 Broker Industry Award rankings.

▪	For the eighth year in a row, Points of Light, the world’s largest organization dedicated to volunteer service, recognized the company as one of America’s 50 most community-minded companies.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	41

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Our clear purpose and relentless focus on serving our clients drove the strong results we achieved in 2024. With the completion of the Ameritrade integration – one of the largest and most complex integrations in the history of the financial services industry – 2024 was about moving forward together as “One Schwab,” dedicated to serving our clients exceptionally. The success of this collective dedication is demonstrated by the strong client engagement, increased margin utilization, encouraging client cash trends, and record net inflows into our Managed Investing Solutions experienced during 2024.

With a relentless focus on clients, we are continuing to innovate with solutions, capabilities, and experiences to meet investors’ evolving needs. Strong competitive positioning, healthy business fundamentals, and a growing diverse client base puts the company in a position of strength. We remain confident that the combination of our “Through Clients’ Eyes” strategy and managing “through the cycle” financial formula will continue to drive sustained long-term profitable growth for our clients and stockholders.

Chief Executive Officer Succession

Following an intentional succession planning process that took place over multiple years, in September 2024, the board appointed Mr. Wurster to succeed Mr. Bettinger as the company’s new CEO and President, effective January 1, 2025. As part of this process, Mr. Schwab and Mr. Bettinger worked with the other board members to ensure an orderly leadership transition and provided crucial input for determining the right juncture for the change in CEO. The board worked closely with Mr. Schwab and Mr. Bettinger to identify candidates best equipped to continue moving the company forward in alignment with established company values. In connection with this process, Mr. Wurster was appointed the company’s President in March 2021, affording Mr. Bettinger and Mr. Wurster several years of working side-by-side with the company’s other executives. Such experience and the resulting ability to provide a seamless transition of responsibilities were key factors in the board’s appointment of Mr. Wurster as CEO and President. Mr. Bettinger continues to serve, alongside Mr. Schwab, as a Co-Chairman of the board.

Company Performance During Mr. Bettinger’s Chief Executive Officer Tenure

Mr. Bettinger was appointed CEO in 2008 and served the company as CEO for sixteen years. Under Mr. Bettinger’s leadership, the company grew dramatically, becoming one of the largest and most trusted financial services companies in the country. Under his guidance, the company achieved the following:

Stockholder Returns	Business Results	Growth

▪ Stock price grew from approximately $15 in December 2008 to $74.01 on December 31, 2024; over 350% increase. ▪ Quarterly dividend increased from $0.06 to $0.25 per share; 317% increase.	▪ Revenue grew from $5.2 billion to $19.6 billion. ▪ Client assets increased from $1.1 trillion to $10.1 trillion. ▪ Acquired and fully integrated Ameritrade clients and employees into the company.

▪  Brokerage accounts have increased from 7.4 million to 36.5 million.

▪  Full-time equivalent employees grew from 13,400 to 32,100.

▪  Market cap increased from approximately $19 billion to $136 billion.

42	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Mr. Bettinger’s longstanding leadership and dedication has made a positive and lasting impact on the company and the clients we serve. His legacy of growth and transformation has made the company what it is today and has positioned the company for success for many years to come.

Overview of the Executive Compensation Program

The executive compensation program supports the company’s strategic objectives through the following design principles:

Pay for Performance	Stockholder Value Creation	Risk Management

▪ Link executives’ pay with company financial and stock price performance. ▪ Reward executives for individual performance.	▪ Promote profitable growth that delivers on the annual and long-term operating plan. ▪ Attract, retain, and reward talented executives.	▪ Create appropriate balance of risk and reward. ▪ Ensure effective governance and risk management practices are in place.

The Compensation Committee is dedicated to delivering a robust and balanced executive compensation program, in support of a strong link between executive pay and the company’s financial performance. The executive compensation program uses three compensation elements: base salary, annual cash incentives, and LTIs. The chart below summarizes certain design aspects and governance practices included in the program:

▪  Short- and Long-Term Incentives. Both short- and long-term incentive plans, designed to balance sound short-term decision-making with the creation of long-term stockholder value.

▪  Equity Awards. A combination of stock options and PBRSUs align executives’ interests with the creation of long-term stockholder value.

▪  Multi-Year Vesting or Performance Periods. Stock options vest annually over a four-year period and PBRSUs vest on the third anniversary of grant based on achievement of multi-year financial goals.

▪  Market-Based Analysis. Executive compensation and related practices are regularly evaluated against select peer companies and the broader market to maintain the competitiveness of the company’s executive compensation program.

▪  Risk Management. Annual review of incentive compensation practices and policies and their potential impact on employee risk-taking.

▪  Limited Perquisites. Executives receive limited perquisites with no financial planning assistance, tax gross-ups, or special retirement and/or benefit plans.

▪  Stock Ownership Guidelines. CEO and other executive officers are required to maintain minimum stock ownership levels (5x and 3x base salary, respectively) to reinforce the alignment of their interests with stockholder interests.

▪  Recoupment Policy. Both a mandatory recoupment policy that aligns with NYSE requirements and a broader policy to ensure coverage of all executive incentive-based compensation.

▪  Policy Against Hedging. Our Insider Trading Policy prohibits speculative trading in the company’s stock or derivatives thereof, including certain hedging activities.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	43

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

In addition, most executive compensation is delivered through variable, performance-based incentives: 94% for the CEO and 89% on average for the other NEOs.

2024 CEO Pay Mix(1)	2024 Average of Pay Mix of All Other Named Executive Officers(1)

(1)

Pay mix is based on amounts in the 2024 SCT. The annual cash incentive is the amount reported for the Corporate Executive Bonus Plan (CEBP) under Non-Equity Incentive Plan Compensation in the 2024 SCT. Stock awards include the amounts reported in the 2024 SCT for PBRSUs.

Key Executive Compensation Actions for 2024

The Compensation Committee regularly reviews and evaluates the company’s executive compensation program and related policies and considers stockholder views regarding executive compensation. For 2024, the Compensation Committee:

▪  assessed the competitiveness of executive compensation using peer group data, and based on such assessment, made no changes to executives’ total direct compensation;

▪  continued to select adjusted diluted EPS as the performance measure for the CEBP so that executives’ short-term actions around operating performance and capital structure support long-term profitability:

▪   set the target for adjusted diluted EPS in alignment with the company’s board-approved 2024 financial plan;

▪   approved annual cash incentive funding under the CEBP of 117.69% of the target set by the Compensation Committee, based on the company’s financial performance;

▪  continued to award a mix of LTI comprising 60% PBRSUs and 40% stock options:

▪   continued to award PBRSUs with cliff vesting and a three-year performance period to ensure executive focus on long-term performance;

▪   to align executive pay with the strength of the company, continued to measure performance in the PBRSU design based on the extent to which ROTCE exceeds COE, as this ratio reflects the creation of financial value for stockholders;

▪   continued the use of a threshold level of performance in the PBRSU design that provides a payout of 50% of the target when a minimum level of performance is achieved in alignment with the competitive practice of providing a below target award opportunity in the event of positive performance that does not meet the target level; and

▪   approved payout under the PBRSUs vesting based on the three-year performance period from January 1, 2022 through December 31, 2024 (the 2022 PBRSU awards) at 176.84% of target based on the company’s financial performance as measured by ROTCE divided by COE for the performance period.

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Response to Advisory Vote on Say-on-Pay and Stockholder Engagement

The Compensation Committee considers the result of the stockholders’ advisory say-on-pay vote when reviewing and evaluating the executive compensation program throughout the year. The Compensation Committee noted the strong overall support of the stockholders, who approved the company’s advisory say-on-pay proposal with approximately 91% of the vote at the company’s 2024 annual meeting of stockholders, and believes this vote reflects broad support for the executive compensation program and policies.

The Compensation Committee continues to review and evaluate the company’s executive compensation program and policies in the context of the company’s business, regulatory requirements, and evolving best practices. As part of this process, members of investor relations, legal, and human resources meet with stockholders each year on a variety of topics, and the Compensation Committee takes into consideration stockholder views regarding executive compensation.

Given the nature of the feedback received through stockholder engagement and the results of the company’s 2024 say-on-pay vote, the Compensation Committee determined that the executive compensation program should remain generally consistent with existing practice.

Summary of the Executive Compensation Program

The Compensation Committee believes that incorporating three elements into the executive compensation program enables the recruitment and retention of talented executives and provides them incentive to act in the best interests of the company and its stockholders. The executive compensation program favors variable, performance-based opportunities as opposed to fixed base pay in alignment with a pay for performance philosophy. Both short-term incentive opportunities and long-term incentive opportunities are included in the program to ensure there is an appropriate balance of risk and reward. Further, the Compensation Committee chooses incentive plan measures for their ability to work together to drive executives’ focus on short-term profitability that supports the creation of value over the long term. Incentive plan design, along with incentive plan goals aligned to the long-term financial plan, are reviewed, and approved annually by the Compensation Committee in its January meeting. Individual compensation targets for each NEO are also approved during this meeting.

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The table below provides additional detail about the objective of each compensation element and how each element supports the design principles of pay for performance, stockholder value creation, and risk management.

Element of Compensation
	Fixed	Variable
	Base Salary	Annual Cash Incentives	Long-Term Incentives (Schwab Stock)

Objective	Provides a fixed level of compensation	Aligns pay with both individual and company performance	Aligns pay with long-term value creation

Design Principle

Pay for Performance

▪ Reward NEOs for individual performance

▪ Link pay with company financial performance

Stockholder Value Creation

▪ Promote profitable growth that delivers on the annual and long-term operating plan

▪ Attract, retain, and reward talented executives

Risk Management

▪ Create appropriate balance of risk and reward

▪ Ensure effective governance and risk management practices are in place

Compensation Planning and the Decision-Making Process

The Compensation Committee receives input from several sources and references throughout the year that help inform its decision-making. Data and advice from its independent compensation consultant, Semler Brossy, feedback from stockholders, information from external market practice surveys, and individual performance and risk assessments are all considered by the Compensation Committee when determining plan design and making compensation decisions for the NEOs.

The Compensation Committee evaluates, together with the other independent directors, Semler Brossy, and Mr. Schwab, the performance and compensation of members of the Executive Council, which includes the CEO and the other NEOs. The Compensation Committee’s review of NEO compensation in 2024 included consideration of:

▪	recommendations from Mr. Schwab and the CEO developed in consultation with the Head of Human Resources;
▪	recommendations from Mr. Schwab and the CEO regarding performance criteria for annual and long-term incentives, developed in consultation with the Head of Human Resources;
▪	advice from the CFO regarding performance criteria and goals for annual and long-term incentives;
▪	advice from the Chief Risk Officer regarding the design and results of incentive compensation programs to ensure consistency with the company’s financial plan, strategic objectives, and risk profile;
▪	the company’s performance, how executives’ roles and responsibilities continue to evolve in light of the company’s recent acquisitions, the economic environment, and market trends;

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▪	competitive pay analysis prepared by Semler Brossy and the company’s Human Resources Department with data from peer company proxy statements and industry survey data;
▪	each executive’s experience, responsibilities, changes in job scope, individual performance, individual risk assessment, and pay relative to internal peers; and
▪	reports prepared by Semler Brossy and the company’s Human Resources Department on each executive’s pay history with:
▪	actual total compensation from 2021 to 2023;
▪	proposed 2024 total compensation;
▪	option exercises, equity vesting amounts, dividend equivalents, 401(k) balances, deferred compensation balances, and other cash compensation (e.g., company match for the 401(k) plan); and
▪	the value and vesting schedule of outstanding long-term awards.

The Compensation Committee also evaluates Mr. Schwab’s performance and compensation as part of this process and reviews and recommends compensation for the non-employee directors on the board. Executives recuse themselves when the Compensation Committee deliberates or votes on their compensation.

While the Compensation Committee considers the information provided by management and Semler Brossy, it does not delegate authority to management for executive compensation decisions.

The Compensation Committee does not use a formula or assign a weighting to various factors considered in setting compensation and does not target a specific percentage mix between cash compensation and LTI or any specific percentage of total compensation for each compensation element. This approach aims to align short-term achievements with long-term value creation, and to support a strong link between executive pay and the company’s financial performance.

Peer Group

The Compensation Committee uses a peer group as a market reference point for plan design, assessment of the competitiveness of the executive compensation program, and when making pay decisions for executives and non-employee directors. Potential peers are selected from a broad group of companies in select industries based on an evaluation of the following factors:

▪	quantitative: revenue; market capitalization; and number of employees; and
▪	qualitative: business model; geographic coverage; and competition for customers and/or employees.

There are a limited number of companies comparable to the company in terms of business model and geographical coverage. The goal is to create a balanced composition of brokerage firms, banking and asset management companies, and companies that provide custody services and process a significant daily volume of consumer financial transactions.

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The Compensation Committee reviews the peer group annually to ensure that it remains relevant as a market reference tool. Modifications are made as necessary to reflect changes within the company, among peers, or within the industry. For 2024, the Compensation Committee reviewed the peer group based on the factors noted above and did not make any changes. The peer group used for compensation analyses for 2024 was:

Asset Management

▪ Ameriprise Financial ▪ Blackrock ▪ Franklin Resources	▪ Goldman Sachs ▪ Northern Trust ▪ T. Rowe Price Group

6 Peers

Brokerage

▪ Fidelity Investments ▪ LPL Financial Holdings	▪ Morgan Stanley ▪ Raymond James Financial

4 Peers

Banking

▪ Fifth Third Bank ▪ PNC Financial Group	▪ Truist ▪ U.S. Bancorp

4 Peers

Custody and Processing

▪ Bank of New York Mellon ▪ Discover Financial Services ▪ Mastercard	▪ PayPal ▪ State Street ▪ Visa

6 Peers

Compensation Consultant

Under its charter, the Compensation Committee is authorized to retain the services of an external compensation consultant to provide guidance and advice to the committee on all matters covered by its charter. Accordingly, the Compensation Committee has engaged Semler Brossy and approved all the terms of the engagement. In 2024, Semler Brossy performed the following key actions:

▪	attended and participated in each Compensation Committee meeting held during 2024;
▪	advised on market trends, competitive practices, and the peer group composition;
▪	advised on compensation for the CEO, Mr. Schwab, and Mr. Wurster’s package for transition into the CEO role, and the other executive officers;
▪	reviewed tally sheets, reflecting each executive officer’s total compensation and compensation mix;
▪	provided an annual comparative review of the performance and executive pay levels for the company and its peer group;
▪	reviewed the company’s annual cash incentive and LTI design against incentives used by peer group companies; and
▪	advised on new regulations impacting the executive compensation program.

Semler Brossy was engaged by the Compensation Committee directly and does not provide other services to the company. To assess Semler Brossy’s independence, the Compensation Committee reviews information regarding potential conflicts of interest, including any other services Semler Brossy provides to the company, fees received from the company as a percentage of Semler Brossy’s total revenue, policies and procedures designed to prevent conflicts of interest, any business and/or personal relationships with members of the Compensation Committee, company stock owned, and any business and/or personal relationships between Semler Brossy consultants and any executive officer of the company. The annual independence assessment for 2024 did not identify any conflicts of interest or independence issues related to Semler Brossy’s services.

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Plan Design and Compensation Decisions

The following describes each compensation element included in the executive compensation program, along with the compensation decisions made and any changes made for 2024.

Base Salary

Base salary is a fixed element of executive compensation. Base salaries are established at levels intended to attract, motivate, and retain talented executive officers. The Compensation Committee reviews base salary annually or at the time of promotion or hire, as applicable.

As illustrated by the pay mix charts above, NEOs receive a small percentage of their overall compensation in base salary. For 2024 the Compensation Committee determined that, based on company performance in 2023, no base salary adjustments would be made. The base salaries listed below were approved by the Compensation Committee in its January 2024 meeting.

Executive	2023 Base Salary Effective February 27, 2023	2024 Base Salary Effective February 26, 2024	Increase Amount ($)	Increase Amount (%)

Walter W. Bettinger II	$1,500,000	$1,500,000	$0	0%

Michael D. Verdeschi(1)	—	$ 900,000	—	—

Peter B. Crawford(2)	$ 725,000	$ 725,000	$0	0%

Richard A. Wurster	$1,000,000	$1,000,000	$0	0%

Charles R. Schwab	$ 900,000	$ 900,000	$0	0%

Jonathan M. Craig	$ 775,000	$ 775,000	$0	0%

Joseph R. Martinetto(3)	$ 925,000	$ 925,000	$0	0%

(1)	Mr. Verdeschi’s base salary was effective on May 20, 2024, the date he joined the company.

(2)	Mr. Crawford stepped down as Managing Director and CFO effective October 1, 2024, when he was succeeded by Mr. Verdeschi.

(3)	Mr. Martinetto’s base salary was adjusted to $600,000 effective July 1, 2024 upon his appointment as Chairman of the Board of CSB.

Annual Cash Incentive

Each NEO is eligible to earn an annual cash incentive pursuant to the CEBP, the intent of which is to reward executives for strong results during the performance year, in support of long-term value creation. In the first quarter of 2024, the Compensation Committee established the performance criterion for the CEBP, set performance goals, and approved a target bonus award, expressed as a percentage of base salary, for each NEO.

The Compensation Committee chose to use adjusted diluted EPS as the performance criterion for the CEBP because it believes the measure provides a comprehensive assessment of the company’s profitability and focuses executives on operating performance and decisions around capital structure.

As part of the CEBP, adjusted diluted EPS goals and payouts were established with a matrix of threshold, target, and maximum performance goals with potential payouts ranging from 0% to 200% of a target award. Awards would be paid out at 100% of target if the target adjusted diluted EPS goal set by the Compensation Committee, in alignment with the company’s 2024 financial plan approved by the board, was achieved. The matrix established both a threshold level of performance that was equal to 50% of the target adjusted diluted EPS goal and a maximum level of performance that was equal to 200% of the target adjusted diluted EPS goal. Payouts for adjusted diluted EPS results between threshold and target and between target and maximum levels would be interpolated. No payout would be made for performance below the threshold, and no additional payout would be made for performance above the maximum.

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When determining whether and the extent to which the performance goal has been achieved, the Compensation Committee reviews unusual gains and losses and whether results have been achieved in a manner consistent with the company’s risk profile. Based on this review, the Compensation Committee may exercise discretion to reduce funding levels.

For 2024, the Compensation Committee approved the following threshold, target, and maximum performance goals for adjusted diluted EPS in line with the company’s 2024 financial plan approved by the board, and the following result was achieved:

2024 Annual Cash Incentive Performance Criterion and Result

(1)  For purposes of the CEBP, adjusted diluted EPS is defined as the fully diluted EPS for net income available to common stockholders calculated in accordance with GAAP for the applicable performance period, adjusted to remove the after-tax fully diluted per share impact of (i) acquisition and integration-related costs, (ii) amortization of acquired intangible assets, and (iii) restructuring costs, as defined by the company’s Use of Non-GAAP Financial Measures Policy and supported by the company’s policy guidance defining acquisition and integration-related and restructuring costs. Adjusted diluted EPS is subject to further categories of adjustments and exclusions for unusual items approved by the Compensation Committee at the time the performance criterion was established. For a reconciliation of GAAP diluted EPS to non-GAAP adjusted diluted EPS, please see Appendix A beginning on page A-1.

When setting performance goals for incentive plans, the Compensation Committee uses the financial plan approved by the board in the first quarter of each year. The 2024 financial plan was set in consideration of many factors, including the headwinds on our business as interest rates begin to decline, the need to use higher-cost funding due to forecasted deposit levels, and trading revenue expectations.

In consideration of these factors, the Compensation Committee approved the target goal for adjusted diluted EPS achievement at $2.76 for the year ended December 31, 2024. Given the challenging economic and market conditions at the time the goals were set for 2024, the target goal was designed to be challenging but achievable, with payout levels intended to encourage strong, focused performance on behalf of our clients.

In January 2025, the Compensation Committee reviewed performance, certified a funding level of 117.69% based on an adjusted diluted EPS result of $3.25, and determined that the company achieved these results while maintaining an appropriate risk profile. The Compensation Committee did not apply negative discretion to reduce the payout for the CEBP generally or with respect to any individual NEO.

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The Compensation Committee approved the following annual cash incentives for 2024:

Executive	2024 Earned Salary	2024 Target Annual Cash Incentive (%)	2024 Target Annual Cash Incentive ($)(1)	2024 Actual Annual Cash Incentive ($)(2)

Walter W. Bettinger II	$1,500,000	375%	$5,625,000	$6,620,062

Michael D. Verdeschi	$ 553,846	250%	$1,384,616	$1,629,554

Peter B. Crawford	$ 725,000	200%	$1,450,000	$1,706,505

Richard A. Wurster	$1,000,000	300%	$3,000,000	$3,530,700

Charles R. Schwab	$ 900,000	250%	$2,250,000	$2,648,025

Jonathan M. Craig	$ 775,000	200%	$1,550,000	$1,824,195

Joseph R. Martinetto(3)	$ 762,500	300%	$1,837,500	$2,162,554

(1)	Target annual cash incentive equals base salary earned for 2024 multiplied by the target annual cash incentive percentage approved by the Compensation Committee for each NEO.

(2)	Actual annual cash incentive equals target annual cash incentive for 2024 multiplied by the funding level of 117.69% for each NEO.

(3)	Mr. Martinetto’s target annual cash incentive for 2024 was 300% from January 1, 2024 to June 30, 2024 and 150% from July 1, 2024 to December 31, 2024.

Long-Term Incentives

The Compensation Committee believes that LTIs align executives’ interests with the long-term interests of the company and its stockholders. For 2024, LTIs comprised 60% PBRSU grants and 40% stock option grants. In the first quarter of 2024, the Compensation Committee approved the following LTIs with a grant date of March 1, 2024 for the NEOs pursuant to the 2022 Stock Incentive Plan:

Executive	2024 PBRSUs ($) (60% of Award)	2024 Stock Option ($) (40% of award)	2024 Total LTI ($)

Walter W. Bettinger II	$10,950,000	$7,300,000	$18,250,000

Peter B. Crawford	$ 1,920,000	$1,280,000	$ 3,200,000

Richard A. Wurster	$ 4,800,000	$3,200,000	$ 8,000,000

Charles R. Schwab	$ 3,000,000	$2,000,000	$ 5,000,000

Jonathan M. Craig	$ 1,980,000	$1,320,000	$ 3,300,000

Joseph R. Martinetto	$ 3,720,000	$2,480,000	$ 6,200,000

Separate from the above, on June 3, 2024, Mr. Verdeschi was granted RSUs valued at $4,350,000 as part of his new hire compensation package. Such RSUs vest over four years in equal increments on each anniversary of the grant date.

The Compensation Committee made no year-over-year increases in LTI award amounts for 2024.

Stock Options – The Compensation Committee included stock options in the equity mix to ensure that a portion of the LTI program is growth-oriented and aligns executives’ incentives with the company’s stockholders and stock price. Stock options granted to NEOs in 2024 will vest 25% annually over four years. Please see “Guidelines and Practices for Timing of Equity Awards” below for more information on our practices relating to the timing of option awards.

PBRSUs – The Compensation Committee includes PBRSUs in the equity mix to tie executives’ incentive opportunities to the results achieved on multi-year financial performance goals. For the 2024 PBRSU awards, the Compensation Committee approved a target performance goal based on the extent to which ROTCE exceeds COE for the three-year performance period from January 1, 2024 through December 31, 2026. The Compensation Committee believes the ratio of ROTCE over COE is appropriate for measuring long-term company performance because it reflects the creation of

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financial value for stockholders in all phases of the business cycle and measures the earnings power of the company, while excluding the impact of certain unrealized gains or losses. For 2024, the Compensation Committee determined that the calculation of ROTCE would include Accumulated Other Comprehensive Income (AOCI) in anticipation of regulatory changes that require the inclusion of AOCI in the Company’s capital requirements. Executives will be able to earn between zero and 200% of the target award based on the company’s performance. PBRSU awards granted in 2024 will be earned according to the following matrix:

PBRSU Performance Matrix

ROTCE(1) Divided by COE(2) Result			Payout %

	≤	99.99%	0%

100%	to	149.9%	50%-100% based on linear interpolation between threshold and target

150%	to	470%	100%

>470%	to	669.99%	100%-200% based on linear interpolation between target and maximum

≥670%	>		200%

(1)

For 2024, ROTCE is the simple average ROTCE determined separately for each calendar year in the three-year performance period. ROTCE was defined as adjusted net income available to common stockholders for the calendar year divided by average tangible common stockholders’ equity (defined as the balance of tangible common stockholders’ equity at the beginning of the calendar year plus the balance of tangible common stockholders’ equity at the end of the calendar year divided by two). Adjusted net income available to common stockholders equals net income available to common stockholders calculated in accordance with GAAP for the applicable performance period, adjusted to remove the after-tax impact of (i) acquisition and integration-related costs, (ii) amortization of acquired intangible assets, and (iii) restructuring costs, as defined by the company’s Use of Non-GAAP Financial Measures Policy and supported by the company’s policy guidance defining acquisition and integration-related and restructuring costs. Tangible common stockholders’ equity equals total stockholders’ equity calculated in accordance with GAAP, minus the sum of (i) preferred stock, (ii) goodwill, (iii) acquired intangible assets – net, and (iv) deferred tax liabilities related to goodwill and acquired intangible assets – net.

(2)

COE is defined as the simple average COE based on the twelve quarters in the three-year performance period. COE is calculated using the Capital Asset Pricing Model, which is a commonly used financial metric that incorporates the risk-free interest rate (the company uses the six-month average of the five-year Treasury rate), the beta of the company’s equity (a measure of the volatility of the company’s common stock relative to the broader equity market), and a market equity risk premium (an estimate of the expected excess return required for holding equities instead of a risk-free asset).

In determining whether performance goals have been met, the Compensation Committee excludes any gains or losses for items that, collectively, exceed a specified threshold level, from any unusual or non-recurring items, including those not already contemplated in the company’s financial plan at the time of grant, including, but not limited to: (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the company, mergers or acquisitions by the company, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorney’s fees, settlements or judgements), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles, and any other unusual or non-recurring gains or losses, provided that such items are not already taken into account in the normal calculation of performance.

The Compensation Committee also considers whether results have been achieved in a manner consistent with the company’s risk profile. Based on this review, the Compensation Committee may exercise discretion to reduce payouts.

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Vesting of PBRSUs for the Performance Period Ended December 31, 2024

In January 2022, the Compensation Committee approved a grant of PBRSUs with a three-year performance period beginning on January 1, 2022 and ending on December 31, 2024, with payment under the award subject to the Compensation Committee certifying achievement of the applicable performance goals. The 2022 PBRSU awards were based on the level at which ROTCE exceeded COE according to the PBRSU Performance Matrix as follows:

PBRSU Performance Matrix

ROTCE versus COE Result			Payout %

	≤	99.99%	0%

100%	to	324.99%	100%

325%	to	524.99%	((Actual performance – 325%) / 2) + 100%

	≥	525%	200%

When determining whether performance goals for the 2022 PBRSU awards were met, the Compensation Committee reviewed final company results for the three-year performance period showing that ROTCE divided by COE was 478.69%, based on a three-year average ROTCE of 43.57% and a twelve-quarter average COE of 9.10%, as calculated under the terms of the 2022 PBRSU awards, which according to the PBRSU Performance Matrix, results in a 176.84% award payout. Based on the Compensation Committee’s review as described, the Compensation Committee certified achievement of the performance goals for the 2022 PBRSU awards and approved a payout above target at 176.84% with no discretionary exceptions or adjustments.

The Compensation Committee determined the above results were appropriate given the progress made on long-term initiatives, including the completion of the Ameritrade integration, during the three-year performance period.

Other Compensation

Executive Benefits and Perquisites

The company provides limited executive perquisites. The Compensation Committee previously approved certain benefits, including a car service for commuting purposes for Mr. Bettinger, which he has not used, parking for Mr. Bettinger, and use of fractionally owned aircraft for Mr. Bettinger and Mr. Wurster consistent with company policies and the terms of aircraft time-sharing arrangements. Under the terms of their time-sharing arrangements, Mr. Bettinger and Mr. Wurster reimburse the company in connection with any personal use of the aircraft, subject to Federal Aviation Administration regulations. In 2024, personal use of the aircraft was limited to guests accompanying Mr. Bettinger and Mr. Wurster on business flights. Mr. Bettinger and Mr. Wurster reimbursed the company in full for the aggregate incremental costs of this use.

For NEOs, the company:

▪	does not provide special financial planning assistance;
▪	does not gross up payments to cover executives’ personal tax liability;
▪	does not offer executive retirement or medical plans; and
▪	does not match contributions to the deferred compensation plan.

Employee Benefit Plans

The company does not offer (i) defined benefit and actuarial pension plans, special retirement plans, or other nonqualified excess plans for executives; or (ii) above-market or preferential earnings under nonqualified deferred compensation plans or defined contribution plans.

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Executive officers may participate in the company’s 401(k) plan and Employee Stock Purchase Plan, and a deferred compensation plan available to officers and other key employees. The ESPP is available to all eligible employees subject to Internal Revenue Service limits, except Mr. Schwab, who is excluded from the ESPP because he owns more than 5% of the company’s stock.

Severance

All employees, including executive officers other than Mr. Schwab, are eligible to receive severance benefits under the Severance Plan, which is described in the narrative following the Termination and Change in Control Benefits Table. Benefits are available under this plan only in the event of termination of employment on account of job elimination. Under the Severance Plan, executive officers are eligible to receive 15 days of base salary for each year of service with a minimum of seven months and a maximum of 12 months of severance pay. Mr. Schwab is entitled to severance benefits pursuant to his employment agreement, as described in the narrative to the 2024 Termination and Change in Control Benefits Table.

Employment Agreement for Mr. Schwab

The company and Mr. Schwab entered into an amended employment agreement, effective March 31, 2003, and stockholders approved the annual bonus provision contained therein. The amended agreement had an initial term of five years, and provides that as of each March 31, the term of the employment agreement is automatically extended by an additional year, under the same terms and conditions, unless beforehand either party provides notice to the other of an intention not to extend it. To address potential penalty taxes on deferred compensation pursuant to Section 409A of the Internal Revenue Code and associated regulations, the board and Mr. Schwab agreed to amendments to his employment agreement in 2008 to specify the timing of payments, establish definitions of triggering events that are consistent with Internal Revenue Service guidance under Section 409A, and delay certain payments until six months after Mr. Schwab terminates employment, as required by Section 409A for certain employees.

The amended employment agreement provides for an annual base salary, subject to annual review by the board, and provides that Mr. Schwab will be entitled to participate in all compensation and fringe benefit programs made available to other executive officers, including stock-based incentive plans. Mr. Schwab’s bonus is determined under the CEBP, as described elsewhere in this Compensation Discussion and Analysis.

The employment agreement prohibits Mr. Schwab from becoming associated with any business competing with the company during the term of the agreement and for a period of five years following a voluntary resignation of employment. However, that restriction does not apply if Mr. Schwab resigns his employment within 24 months of a change in control of the company.

Compensation Policies

Stock Ownership Guidelines

The board has adopted and maintains stock ownership guidelines to promote significant equity ownership by executives and further align their long-term financial interests with those of other stockholders. Under the guidelines:

Chief Executive Officer	All Other Executives

▪ Expected to maintain an investment position in company stock equal to at least five times base salary.	▪ Expected to maintain an investment position in company stock equal to at least three times base salary.

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Shares owned directly, shares beneficially owned under company benefit plans, restricted stock, RSUs, and PBRSUs are included in determining ownership levels, but stock options are not. PBRSUs are included when computing ownership as they comprise sixty percent of an executive’s equity mix and the company does not utilize RSUs in its equity mix for the NEOs. The Compensation Committee monitors compliance with the stock ownership guidelines and may take compensation related action if the target ownership levels are not met within five years after the executive officers assume their respective positions. As of December 31, 2024, each NEO had either met their stock ownership requirement or was within the five-year target ownership achievement period.

Guidelines and Practices for Timing of Equity Awards

Our Equity Grant Policy prohibits manipulation of the timing of the grant of stock-based awards, including stock option awards, relative to the release of material nonpublic information. The company does not take material nonpublic information or the disclosure thereof into account when determining the timing and terms of option awards and has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Our longstanding practice has been for the Compensation Committee to approve annual LTI grants (including stock options) to our directors and executive officers at each regularly scheduled January meeting of the Compensation Committee or, in limited cases involving the hiring of key recruits or promotions, by a special meeting or unanimous written consent. The grant date is the meeting date, or a fixed, future date specified at the time the Compensation Committee acts. Generally, the grant date for the LTI awards (including stock options) for executive officers is on the first trading day of March, and non-employee directors receive annual RSU and option grants on the second business day after the annual meeting of stockholders. Under the terms of the company’s 2022 Stock Incentive Plan, the exercise price of options cannot be less than the closing price of company stock on the grant date.

During 2024, the company did not grant stock options to any of its NEOs in any period beginning four business days prior to and ending one business day after the filing of a periodic report on Form 10-Q, Form 10-K or current report on Form 8-K that disclosed material nonpublic information.

Recoupment Policies

Pursuant to the SEC’s clawback rules regarding recovery of erroneously awarded compensation, as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the NYSE listing standards implementing those rules, the Compensation Committee approved in October 2023 the Section 16 Officer Incentive Compensation Recovery Policy. This policy, which applies only to Section 16 officers, complies with the applicable SEC clawback rules and NYSE clawback listing standards, and applies to all incentive-based compensation (as that term is defined in the SEC’s rules), including bonuses paid pursuant to the CEBP and PBRSUs paid under the company’s stock incentive plans.

In addition, in October 2023, the company amended and restated its existing general recoupment policy, the Executive Council Incentive Compensation Recovery Policy, which applies to all executives and former executives (Section 16 and non-Section 16 officers) whose compensation is determined by the Compensation Committee and gives the Compensation Committee discretion to initiate recovery for actions related to an accounting restatement, fraud, or misconduct.

The Compensation Committee reserves the right under the Executive Council Incentive Compensation Recovery Policy to reduce or cancel equity awards or require executives to disgorge any profit realized from equity awards in the event of certain securities law violations. The company also reserves the right to cancel equity awards of employees who are terminated for cause.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	55

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Risk Assessment

The Compensation Committee reviewed the annual report by the company’s Human Resources and Corporate Risk Management Departments on incentive compensation practices and policies throughout the company and the potential impact on risk-taking by employees. The report reviewed payouts, risk ratings, and balancing methods for incentive compensation plans, changes to new or existing incentive compensation plans and programs made in 2024, bank product incentives, and enhancements to the incentive compensation risk management program.

The annual report identified the following risk-mitigating compensation practices currently in place:

▪	a balanced mix of compensation components (i.e., base salary, annual cash incentives, and LTI);
▪	a balanced suite of performance metrics with a strong link to stockholder value;
▪	payments may be subject to adjustment based on risk management factors;
▪	performance goals based on financial plans approved by the board;
▪	caps on annual incentive opportunities and PBRSU payouts;
▪	a four-year vesting period for stock options and RSUs with limited opportunities for accelerated vesting;
▪	a three-year performance period and cliff-vesting for PBRSUs with limited opportunities for accelerated vesting; and
▪	meaningful executive stock ownership guidelines.

The annual risk report also identified the following risk-mitigating oversight practices currently in place:

▪	approval of executive compensation by an independent board committee with advice from an independent compensation consultant;
▪	review of plan design and performance results for all executive incentive plans by the corporate risk officer;
▪	annual review of incentive plan performance, along with centralized design and administration of all incentive plans;
▪	a committee of senior management overseeing the company’s incentive compensation risk management program and reporting directly to the Compensation Committee;
▪	risk management performance assessments for covered employees as defined in the 2010 Guidance on Sound Incentive Compensation Policies; and
▪	monitoring of incentive compensation plan results to identify emerging risks and recommend modifications and balancers, as appropriate.

In addition, when reviewing the design of and payments pursuant to executive incentive compensation programs, the Compensation Committee considers the review by the Managing Director and Chief Risk Officer regarding consistency with the company’s financial plan, strategic objectives, and risk profile.

Plan Design Decisions Made for 2025

The Compensation Committee reviews the executive compensation program annually to determine if changes should be made to the program for the upcoming year. During the review for the 2025 program, the Compensation Committee considered company performance in 2024, an analysis of market pay practices, and input from its compensation consultant, and determined that no changes will be made to the program.

2025 Annual Cash Incentives

In 2025, the Compensation Committee established a performance criterion matrix for 2025 annual cash incentive awards under the CEBP. The Compensation Committee again selected adjusted diluted EPS as the performance measure for purposes of these awards and set the target adjusted diluted EPS goal for 100% payout upon achieving the company’s target adjusted diluted EPS in the 2025 financial plan approved by the board.

56	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

2025 Long-Term Incentives

In 2025, the Compensation Committee approved long-term equity awards under the 2022 Stock Incentive Plan of 40% stock options and 60% PBRSUs based on the grant date fair values to align the long-term incentives of the executives with the long-term interests of the stockholders. These equity awards were granted on March 3, 2025. The stock options will vest 25% annually over four years. The PBRSUs have cliff-vesting based on the three-year performance period from January 1, 2025 to December 31, 2027 and will be earned based on the level by which ROTCE exceeds COE.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the proxy statement on Schedule 14A.

Compensation Committee of the Board of Directors

Paula A. Sneed, Chair

Joan T. Dea

Frank C. Herringer

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	57

  EXECUTIVE COMPENSATION TABLES

Executive Compensation Tables

The following tables show compensation information for the NEOs: Walter W. Bettinger II, Co-Chairman and former CEO; Michael D. Verdeschi, Managing Director and CFO; Peter B. Crawford, former Managing Director and CFO; and the next three most highly compensated executive officers as of December 31, 2024.

2024 Summary Compensation Table

Name and Principal Position[1]	Year	Salary ($)	Bonus ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-equity Incentive Plan Compensation[4] ($)	All Other Compensation[5] ($)	Total ($)

Walter W. Bettinger II6 Chief Executive Officer and Co-Chairman	2024 2023 2022	1,500,000 1,500,000 1,484,615	— — —	10,950,021 10,950,019 10,200,043	7,300,016 7,300,015 6,800,011	6,620,062 4,104,000 5,885,200	18,460 17,710 16,460	26,388,559 23,871,744 24,386,329

Michael D. Verdeschi Managing Director and Chief Financial Officer	2024	553,846	—	4,350,017	—	1,629,554	27,239	6,560,656

Peter B. Crawford[7] Former Managing Director and Chief Financial Officer	2024 2023 2022	725,000 721,154 688,462	— — —	1,920,066 1,920,002 1,800,045	1,280,004 1,280,010 1,200,016	1,706,505 1,052,308 1,455,545	18,022 17,465 16,133	5,649,597 4,990,939 5,160,201

Richard A. Wurster[8] President	2024 2023 2022	1,000,000 984,615 876,923	— — —	4,800,066 4,800,004 4,200,079	3,200,019 3,200,004 2,800,009	3,530,700 2,155,126 2,780,986	18,702 17,614 16,260	12,549,487 11,157,363 10,674,257

Charles R. Schwab[9] Co-Chairman	2024 2023 2022	900,000 884,616 792,308	— — —	3,000,017 3,000,041 3,000,022	2,000,002 2,000,016 2,000,013	2,648,025 1,613,539 2,093,871	18,364 17,518 16,220	8,566,408 7,515,730 7,902,434

Jonathan M. Craig Managing Director and Head of Investor Services	2024	775,000	—	1,980,008	1,320,016	1,824,195	18,247	5,917,466

Joseph R. Martinetto[10] Chairman of the Board of CSB and Former Managing Director and Chief Operating Officer	2024 2023 2022	762,500 921,154 879,231	— — —	3,720,050 3,720,042 3,600,010	2,480,001 2,480,020 2,400,011	2,162,554 2,016,222 2,788,305	17,944 17,614 16,234	9,143,049 9,155,052 9,683,791

(1)	The position for each NEO is the position the NEO held on December 31, 2024.

(2)

The amounts shown in this column represent the aggregate grant date fair value of PBRSUs and RSUs and do not reflect the amounts ultimately realized by the NEO. The values shown are as of the grant date determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (Topic 718), which is the date on which all the significant terms, including any performance criteria, were established. The values represent the aggregate compensation cost expected at the grant date to be recognized over the service period and are not adjusted for the effect of any estimated forfeitures. The maximum value of the 2024 PBRSU awards on the grant date, assuming the performance conditions are met at 200% of the target award, would be: $21,900,041 for Mr. Bettinger; $3,840,133 for Mr. Crawford; $9,600,132 for Mr. Wurster; $6,000,033 for Mr. Schwab; $3,960,017 for Mr. Craig; and $7,440,099 for Mr. Martinetto.

PBRSUs awarded in 2024, 2023, and 2022 vest only upon satisfaction of the performance conditions of those awards. For the 2024, 2023, and 2022 PBRSUs, the date the Compensation Committee granted the units and the date all significant terms of the award were finalized were the same. The values reflected in the table for the awards are the number of units granted multiplied by the average of the high and low market price of the company’s common stock on the accounting grant date.

58	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

For further discussion of the company’s accounting for its equity compensation plans, including key assumptions, see Part II, Item 8, “Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 2. Summary of Significant Accounting Policies” and “Note 22. Employee Incentive, Retirement, Deferred Compensation, and Career Achievement Plans” from the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(3)

The amounts shown in this column represent the aggregate grant date fair value of the stock option awards as determined in accordance with Topic 718, and not the amount ultimately realized by the NEO. For further discussion of the company’s accounting for its equity compensation plans, including key assumptions, see Part II, Item 8, “Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 2. Summary of Significant Accounting Policies” and “Note 22. Employee Incentive, Retirement, Deferred Compensation, and Career Achievement Plans” from the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(4)	The amounts shown in this column represent amounts earned under the CEBP.

(5)

The amounts shown in this column for 2024 include $17,500 for each NEO for employer match contributions under the company’s defined contribution plan, the SchwabPlan Retirement Savings and Investment Plan, which is a 401(k) plan available to all eligible employees.

(6)	Mr. Bettinger stepped down as CEO on December 31, 2024, and now serves as Co-Chairman of the Board.

(7)	Mr. Crawford stepped down as Managing Director and CFO and an executive officer effective October 1, 2024.

(8)	Mr. Wurster was appointed CEO and President effective January 1, 2025.

(9)	Mr. Schwab has had an employment contract with the company since 1987, which was amended and restated in 2008. His employment contract is described in “Employment Agreement for Mr. Schwab.”

(10)	Mr. Martinetto stepped down as Managing Director and COO and an executive officer effective June 28, 2024.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	59

  EXECUTIVE COMPENSATION TABLES

2024 Grants of Plan-Based Awards Table

Name	Grant Date	Date of Action[1]	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Equity Awards ($)[5]
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Walter W. Bettinger II	1/23/2024 3/1/2024 3/1/2024	— 1/23/2024 1/23/2024	2,812,500 — —	5,625,000 — —	11,250,000 — —	— — —	— 165,140 —	— 330,280 —	— — —	— — 382,400	— — $66.47	— 10,950,021 7,300,016

Michael Verdeschi	5/20/2024 6/3/2024	4/11/2024 4/23/2024	692,308 —	1,384,616 —	2,769,232 —	— —	— —	— —	— 59,849	— —	— —	— 4,350,017

Peter B. Crawford	1/23/2024 3/1/2024 3/1/2024	— 1/23/2024 1/23/2024	725,000 — —	1,450,000 — —	2,900,000 — —	— — —	— 28,957 —	— 57,914 —	— — —	— — 67,051	— — $66.47	— 1,920,066 1,280,004

Richard A. Wurster	1/23/2024 3/1/2024 3/1/2024	— 1/23/2024 1/23/2024	1,500,000 — —	3,000,000 — —	6,000,000 — —	— — —	— 72,391 —	— 144,782 —	— — —	— — 167,628	— — $66.47	— 4,800,066 3,200,019

Charles R. Schwab	1/23/2024 3/1/2024 3/1/2024	— 1/23/2024 1/23/2024	1,125,000 — —	2,250,000 — —	4,500,000 — —	— — —	— 45,244 —	— 90,488 —	— — —	— — 104,767	— — $66.47	— 3,000,017 2,000,002

Jonathan M. Craig	1/23/2024 3/1/2024 3/1/2024	— 1/23/2024 1/23/2024	775,000 — —	1,550,000 — —	3,100,000 — —	— — —	— 29,861 —	— 59,722 —	— — —	— — 69,147	— — $66.47	— 1,980,008 1,320,016

Joseph R. Martinetto	1/23/2024 3/1/2024 3/1/2024	— 1/23/2024 1/23/2024	918,750 — —	1,837,500 — —	3,675,000 — —	— — —	— 56,103 —	— 112,206 —	— — —	— — 129,911	— — $66.47	— 3,720,050 2,480,001

(1)

This column shows the date that the Compensation Committee or the independent directors acted with respect to the award if that date is different than the grant date. If the grant date is not the meeting date, it is a fixed, future date specified at the time of the grant.

(2)

These columns show the range of possible payouts for annual cash incentive awards granted in 2024 under the CEBP. The actual annual cash incentive awards paid for 2024 performance under this plan are shown in the “non-equity incentive plan compensation” column of the 2024 SCT. The “threshold” column shows the bonus payment for achieving 50% of the target EPS goal; achieving less than 50% of the target EPS goal would result in no bonus payment.

(3)

These PBRSU awards were granted under the 2022 Stock Incentive Plan and vest on the third anniversary of the grant date, provided that a target performance goal based on ROTCE excluding AOCI divided by COE for the three-year performance period ending December 31, 2026 is met. The awards are forfeited if the target performance goal is not met. The award will be earned within a range from 100% to 200% of the target award when performance is equal to or exceeds the target performance goal, or will be earned in a range from 50% to 99.99% of the target award when performance is less than the target performance goal but exceeds the established minimum level of performance.

(4)

These stock option awards were granted under the 2022 Stock Incentive Plan, vest in four equal annual installments beginning on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.

(5)

Represents the grant date fair value of each equity award as determined in accordance with Topic 718. For the option awards, the grant date fair value was determined by multiplying the number of shares granted by the fair value of the option as determined by an options pricing model. The fair value of the option determined by the pricing model on March 1, 2024 was $19.09. For PBRSU awards, the grant date fair value was determined by multiplying the number of units granted by the average of the high and low market price of the company’s common stock on the grant date of March 1, 2024, which was $66.31.

60	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

2024 Termination and Change in Control Benefits Table

Name	Event[1]	Salary and Bonus ($)	Early Vesting of Stock Options[2] ($)	Early or Continued Vesting of Restricted Stock Units[2] ($)	Other ($)	Total ($)

Walter W. Bettinger II	Termination under Severance Plan	1,773,069[3]	3,556,235[4]	39,387,530[4]	26,939[5]	44,743,772

	Change in control	—	3,556,235[6]	39,387,530[6]	—	42,943,764

	Death or disability	—	3,556,235[6]	39,387,530[6]	—	42,943,764

	Retirement or voluntary resignation	—	3,556,235[4]	39,387,530[4]	—	42,943,764

Michael D. Verdeschi	Termination under Severance Plan Change in control Death or disability	683,074[3] — —	— — —	1,107,338 4,429,424 4,429,424	8[5] — —	1,790,419 4,429,424 4,429,424

Peter B. Crawford	Termination under Severance Plan	856,992[3]	719,799[4]	6,925,190[4]	27,269[5]	8,529,249

	Change in control	—	719,799[6]	6,925,190[6]	—	7,644,989

	Death or disability	—	719,799[6]	6,925,190[6]	—	7,644,989

	Retirement or voluntary resignation	—	719,799[4]	6,925,190[4]	—	7,644,989

Richard A. Wurster	Termination under Severance Plan	758,975[3]	472,250[7]	6,865,908[7]	15,907[5]	8,113,039
	Change in control	—	1,420,186[6]	17,931,439[6]	—	19,351,625
	Death or disability	—	1,420,186[6]	17,931,439[6]	—	19,351,625

Charles R. Schwab	Termination without cause	10,644,075[8]	1,016,783[9]	11,127,033[4]	90,755,051[10]	113,542,942
	Change in control	—	1,016,783[6]	11,127,033[6]	—	12,143,817
	Death	4,500,000[11]	1,016,783[6]	11,127,033[6]	89,276,835[12]	105,920,652

	Disability	2,700,000[13]	1,016,783[6]	11,127,033[6]	89,343,628[12]	104,187,444

	Resignation following a change in control	3,375,000[14]	1,016,783[6]	11,127,033[6]	89,276,835[12]	104,795,652

	Retirement or voluntary resignation	3,375,000[14]	1,016,783[4]	11,127,033[4]	89,276,835[12]	104,795,652

Jonathan M. Craig	Termination under Severance Plan	916,098[3]	507,677[7]	5,035,788[7]	2,801	6,462,365

	Change in control	—	768,365[6]	7,245,801[6]	—	8,014,166

	Death or disability	—	768,365[6]	7,245,801[6]	—	8,014,166

Joseph R. Martinetto	Termination under Severance Plan	1,093,394[3]	1,395,392[4]	13,601,410[4]	27,269[5]	16,117,465

	Change in control	—	1,395,392[6]	13,601,410[6]	—	14,996,802

	Death or disability	—	1,395,392[6]	13,601,410[6]	—	14,996,802

	Retirement or voluntary resignation	—	1,395,392[4]	13,601,410[4]	—	14,996,802

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	61

  EXECUTIVE COMPENSATION TABLES

(1)

This table shows the amount of benefits due to termination or change in control to be paid to the NEOs pursuant to existing agreements (assuming the event triggering the termination or change in control took place as of December 31, 2024).

The benefits payable to Mr. Schwab are based on the terms of his employment, license, and equity award agreements. The events triggering payments under his employment and license agreements are described more fully in “Employment Agreement for Mr. Schwab” and “License Agreement with Mr. Schwab.”

Except for Mr. Schwab, all other NEOs are eligible for benefits in the event of job elimination under the Severance Plan, and these benefits are included in amounts shown for “termination under Severance Plan.”

Stock option and RSU agreements contain provisions for accelerated vesting due to a change in control, death or disability, or retirement, and these accelerated amounts are included in amounts shown for “change in control,” “death or disability,” and “retirement or voluntary resignation.” As of December 31, 2024, Mr. Bettinger, Mr. Crawford, Mr. Schwab, and Mr. Martinetto met the eligibility criteria for retirement under certain existing equity award agreements.

PBRSU award agreements contain provisions for accelerated vesting and payment of target awards due to a change in control, death, or disability. These accelerated amounts are included in the amounts shown for “change in control” or “death or disability.” PBRSU award agreements contain provisions for continued vesting following either termination under the Severance Plan or retirement, subject to achievement of performance goals established at the time such awards were granted. The value of awards subject to these continued vesting and performance achievement provisions is included in amounts shown for “termination under Severance Plan” and “retirement or voluntary resignation” as applicable.

“Retirement” means any termination of employment of an NEO for any reason other than death at any time after the NEO has attained (i) age 55, but only if, at the time of such termination, the NEO has been credited with at least ten years of service under the SchwabPlan Retirement Savings and Investment Plan (years of service), or (ii) age 65, but only if, at the time of such termination, the NEO has been credited with at least five years of service.

(2)

For stock options, the amounts are based on the spread between the exercise price and the closing price of a share of company common stock on December 31, 2024 ($74.01), multiplied by the number of shares subject to accelerated vesting. For RSUs, the amounts are based on the closing price of a share of company common stock on December 31, 2024 ($74.01), multiplied by the number of shares subject to accelerated vesting. For the 2022 PBRSUs with the performance period ended December 31, 2024, the amount is based on $74.01 multiplied by the number of shares granted at 176.84% of the target based on the achievement of performance goals. For the 2023 and 2024 PBRSUs, the amounts are based on $74.01 multiplied by the target number of shares that would vest to the extent not already forfeited, under accelerated vesting provisions (in the case of death, disability, or change in control), or the number of target shares that will continue to vest, to the extent not already forfeited, under continued vesting provisions (in the case of retirement or severance under the Severance Plan) subject to achievement of performance goals established at the time such awards were granted.

(3)

Includes a base salary payable under the Severance Plan for the severance period and a 60-day notice period. Under the terms of the Severance Plan, an executive officer is eligible to receive a lump-sum severance benefit equal to base salary (at the December 31, 2024 rate, except for Mr. Martinetto, whose salary is as of June 28, 2024, the effective date of his retirement as Managing Director and COO) for a specified period (a minimum of seven months and a maximum of 12 months) based upon years of service. In addition, the Severance Plan provides for base salary during the 60-day notice period. To receive the lump-sum severance benefit, an employee must execute a severance agreement that provides the company and its affiliates with a general release and waiver of claims.

(4)

Under equity award agreements, if the employee meets the eligibility criteria for retirement at the time of termination, stock options awards will fully vest and become exercisable, RSUs will vest and become payable, and PBRSUs will continue to vest and may be earned based on the achievement of the related performance goals.

(5)

Under the Severance Plan, amounts represent a lump-sum payment to cover part of the cost of Consolidated Omnibus Budget Reconciliation Act (COBRA) premiums based on group health plan COBRA rates for the severance period.

(6)

Under equity award agreements, in the event of a change in control of the company, death, or disability, stock option awards will fully vest and become exercisable and RSUs and PBRSUs will vest and become payable as of the termination date; PBRSUs will be paid at target.

(7)

Under the Severance Plan, the portion of stock option awards that would have vested during the severance period after termination will become vested and exercisable, the portion of RSUs that would have vested during the severance period after termination will vest and become payable as of the termination date, and PBRSUs that may vest during the severance period after termination will continue to vest and may be earned based on the achievement of related performance goals.

(8)

Under Mr. Schwab’s employment agreement, includes 36 months of salary (at the December 31, 2024 rate of $900,000) and bonus (at 2024 cash incentive of $2,648,025 under the CEBP), to be paid in 36 monthly installments.

(9)	Under Mr. Schwab’s employment agreement, unvested stock options fully vest upon an involuntary separation from service other than for cause.

(10)

Under Mr. Schwab’s employment and license agreements, includes annual installments of $5,951,789 (which represents $2.0 million adjusted to the consumer price index from 1987 as specified in his license agreement) for 15 years, estimated cost of security and personal driver, office space, and secretarial support for 36 months of $1,411,423, and health care benefits for 36 months in the total amount of $66,793.

(11)	Under Mr. Schwab’s employment agreement, represents a lump-sum death benefit payable to Mr. Schwab’s estate in an amount equal to five times annual salary (at the December 31, 2024 rate of $900,000).

(12)

Under Mr. Schwab’s license agreement, represents annual installments of $5,951,789 for 15 years payable to Mr. Schwab or his estate. For termination in the event of disability, under Mr. Schwab’s employment agreement, also includes health care benefits for 36 months in the total amount of $66,793.

(13)

Under Mr. Schwab’s employment agreement, represents 36 months of annual salary (at the December 31, 2024 rate of $900,000) to be paid in monthly installments. Mr. Schwab is also eligible to receive a prorated bonus in the year disability occurs. The prorated bonus is not included in the amount shown, as Mr. Schwab’s full bonus amount for 2024 is included in the 2024 SCT and the company would incur no additional expense for payment in connection with such termination.

(14)

Under Mr. Schwab’s employment agreement, represents 60 monthly installments of $56,250 in the event that Mr. Schwab elects to provide consulting services following a voluntary resignation, or resignation or termination after a change in control. In this scenario Mr. Schwab is also eligible to receive a prorated bonus in the year in which resignation or termination occurs. The prorated bonus is not included, as it is already included in the amount shown, as Mr. Schwab’s full bonus amount for 2024 is included in the 2024 SCT and the company would incur no additional expense for a payment in connection with such resignation or termination.

62	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

Charles Schwab Severance Pay Plan

Employees other than Mr. Schwab are eligible for benefits under the Severance Plan in the event of job elimination, as defined in the Severance Plan.

Under the Severance Plan, an executive officer is eligible to receive a lump-sum severance pay benefit of base salary equal to 15 business days multiplied by the officer’s full years of service, with a minimum of seven months and maximum of 12 months of the base salary that would have been payable to the executive officer. Prorated benefits will be provided for partial years of service. The lump-sum amount is in addition to base salary for the 60-day notice period.

An executive officer who becomes eligible for severance benefits under the Severance Plan is also eligible to receive a lump-sum payment to cover a portion of the cost of group health plan coverage. The amount of the payment is based upon the period of time for which he or she is eligible to receive severance pay and current COBRA rates for group health plan coverage. In addition, the portion of the executive officer’s long-term awards, except PBRSUs or similar performance-based awards, which would have vested had the officer remained employed during the severance period, will vest following the officer’s termination date. Executive officers are treated as employees during their severance period for purposes of determining their vesting in PBRSUs to the extent performance goals are met or exceeded for the period.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	63

  EXECUTIVE COMPENSATION TABLES

Mr. Schwab Termination and Change in Control Benefits

Under Mr. Schwab’s employment agreement, certain compensation and benefits will be paid or provided to Mr. Schwab (or his immediate family or estate) if his employment is terminated involuntarily, except for cause. “Cause” is defined as the commission of a felony, or willful and gross negligence, or misconduct that results in material harm to the company. “Involuntary termination” includes a material change in Mr. Schwab’s capacities or duties at the company.

If an involuntary termination is not due to death, disability, or cause:

▪

Mr. Schwab will be entitled to receive for a period of 36 months all compensation to which he would have been entitled had he not been terminated, including his then current base salary and participation in all bonus, incentive, and other compensation and benefits for which he was or would have been eligible (but excluding additional grants under stock incentive plans); and

▪	all his outstanding unvested shares and options under stock incentive plans will vest fully on the termination date.

If an involuntary termination is due to disability, Mr. Schwab will be entitled to receive:

▪	his base salary and benefits, less any payments under the long-term disability plan, for a period of 36 months from the termination date; and

▪	a prorated portion of any bonus or incentive payments for the year in which the disability occurs.

If an involuntary termination is due to death, a lump-sum payment will be made to Mr. Schwab’s estate equal to five times his then current base salary.

If Mr. Schwab voluntarily resigns his employment within 24 months of a change in control of the company, he will be entitled to receive his base salary up to the date of resignation, plus a prorated portion of any bonus or incentive payments payable for the year in which the resignation occurs. In addition, Mr. Schwab has the right (but not the obligation) to enter into a consulting arrangement with the company if he voluntarily resigns his employment upon six months’ written notice to the company, or within 24 months of a change in control of the company if he voluntarily resigns or his employment is involuntarily terminated. Under that arrangement, Mr. Schwab would provide certain consulting services to the company for a period of five years for an annual payment equal to $1.0 million or 75% of his then current base salary, whichever is less.

64	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards as of December 31, 2024

	Option Awards					Stock Awards
NAME	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[1] ($)
Walter W. Bettinger II	464,629 324,924 285,896 405,187 361,758 203,713 152,057 83,219	67,905 152,058 249,659 382,400	[2] [3] [4] [5]	26.39 42.99 52.05 46.81 41.98 64.10 77.86 77.41 66.47	3/1/2026 3/1/2027 3/1/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034	225,296	[6]	9,428,948	306,897	[7,8]	22,713,447
Michael D. Verdeschi						59,849	[9]	4,429,424
Peter B. Crawford	1,276 29,977 28,670 11,191 31,767 50,649 51,680 64,852 26,834 14,592	21,618 26,834 43,776 67,051	[2] [3] [4] [5]	34.70 26.39 42.99 39.70 52.05 46.81 41.98 64.10 77.86 77.41 66.47	8/3/2025 3/1/2026 3/1/2027 6/1/2027 3/1/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034	39,759	[6]	1,663,967	53,813	[7,8]	3,982,700
Richard A. Wurster	4,956 26,069 37,899 47,304 62,612 36,479	15,769 62,612 109,440 167,628	[2] [3] [4] [5]	46.39 41.63 41.98 64.10 77.86 77.41 66.47	11/1/2028 6/3/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034	107,753	[6,10]	4,991,456	134,531	[7,8]	9,956,639
Charles R. Schwab	180,506 179,857 126,147 109,594 149,919 134,367 68,667 44,723 22,800	22,890 44,723 68,400 104,767	[2] [3] [4] [5]	30.17 26.39 42.99 52.05 46.81 41.98 64.10 77.86 77.41 66.47	3/2/2025 3/1/2026 3/1/2027 3/1/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034	66,264	[6]	2,773,229	84,082	[7,8]	6,222,909

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	65

  EXECUTIVE COMPENSATION TABLES

	Option Awards					Stock Awards
NAME	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[1] ($)
Jonathan M. Craig	38,227 39,708 13,124 87,116 82,688 74,771 28,623 15,048	24,924 28,623 45,144 69,147	[2] [3] [4] [5]	42.99 52.05 50.41 46.81 41.98 64.10 77.86 77.41 66.47	3/1/2027 3/1/2028 4/2/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034	42,410	[6]	1,774,908	55,494	[7,8]	4,107,111
Joseph R. Martinetto	71,474 24,607 131,686 111,973 125,890 53,667 28,272	41,964 53,668 84,816 129,911	[2] [3] [4] [5]	52.05 50.41 46.81 41.98 64.10 77.86 77.41 66.47	3/1/2028 4/2/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034	79,516	[6]	3,327,860	104,262	[7,8]	7,716,431

(1)	Represents the market value of unvested RSUs or PBRSUs held as of December 31, 2024 based on the closing price of a share of common stock of $74.01 on December 31, 2024.

(2)

These non-qualified stock options under the 2013 Stock Incentive Plan have a grant date of March 1, 2021 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(3)

These non-qualified stock options under the 2013 Stock Incentive Plan have a grant date of March 1, 2022 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(4)

These non-qualified stock options under the 2022 Stock Incentive Plan have a grant date of March 1, 2023 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(5)

These non-qualified stock options under the 2022 Stock Incentive Plan have a grant date of March 1, 2024 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(6)

Includes PBRSU awards under the 2013 Stock Incentive Plan with a grant date of March 1, 2022 and vest 100% on the third anniversary of the grant date. The shares underlying the PBRSU awards granted on March 1, 2022 were paid based on an achievement of performance goals of 176.84% as follows:

Name	Vesting Date	Number of Units
Walter W. Bettinger II	3/1/2025	225,296
Peter B. Crawford	3/1/2025	39,759
Richard A. Wurster	3/1/2025	92,770
Charles R. Schwab	3/1/2025	66,264
Jonathan M. Craig	3/1/2025	42,410
Joseph R. Martinetto	3/1/2025	79,516

66	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

(7)

Includes PBRSU awards under the 2022 Stock Incentive Plan with a grant date of March 1, 2023 and vest 100% on the third anniversary of the grant date. Based on a target of 100%, future vesting for the PBRSUs is as follows:

Name	Vesting Date	Number of Units
Walter W. Bettinger II	3/1/2026	141,757
Peter B. Crawford	3/1/2026	24,856
Richard A. Wurster	3/1/2026	62,140
Charles R. Schwab	3/1/2026	38,838
Jonathan M. Craig	3/1/2026	25,633
Joseph R. Martinetto	3/1/2026	48,159

(8)

Includes PBRSU awards under the 2022 Stock Incentive Plan with a grant date of March 1, 2024 and vest 100% on the third anniversary of the grant date. Based on a target of 100%, future vesting for the PBRSUs is as follows:

Name	Vesting Date	Number of Units
Walter W. Bettinger II	3/1/2027	165,140
Peter B. Crawford	3/1/2027	28,957
Richard A. Wurster	3/1/2027	72,391
Charles R. Schwab	3/1/2027	45,244
Jonathan M. Craig	3/1/2027	29,861
Joseph R. Martinetto	3/1/2027	56,103

(9)

Includes time-based RSUs under the 2022 Stock Incentive Plan with a grant date of June 3, 2024 and vest in four equal annual installments beginning on the first anniversary of the grant date. Future vesting for these RSUs is as follows:

Name	Vesting Date	Number of Units
Michael D. Verdeschi	6/3/2025	14,962
	6/3/2026	14,962
	6/3/2027	14,962
	6/3/2028	14,963

(10)

Includes time-based RSUs under the 2013 Stock Incentive Plan with a grant date of October 25, 2021 and vest in four equal annual installments beginning on the first anniversary of the grant date. Future vesting for these RSUs is as follows:

Name	Vesting Date	Number of Units
Richard A. Wurster	10/25/2025	14,983

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	67

  EXECUTIVE COMPENSATION TABLES

2024 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]

Walter W. Bettinger II	—	—	251,296	16,675,048

Michael D. Verdeschi	—	—	—	—

Peter B. Crawford	32,597	1,523,080	80,000	5,308,496

Richard A. Wurster	—	—	73,337	4,950,701

Charles R. Schwab	200,957	8,073,328	84,706	5,620,768

Jonathan M. Craig	4,977	217,086	92,236	6,120,430

Joseph R. Martinetto	—	—	155,296	10,304,852

(1)

The value realized on exercise of stock options as shown in this chart was calculated as the difference between the market price of the underlying share at exercise and the exercise price of the options multiplied by the number of shares subject to the option exercised. The market price for each transaction was determined as follows: If upon exercising, the NEO sold the shares acquired, the market price was determined to be the sale price. If upon exercising, the NEO kept the shares acquired, then the market price was determined to be the average of the high and low market price of the company’s common stock on the date of the exercise.

(2)

Amounts in this column were calculated by multiplying the number of shares vesting by the average of the high and low market price of the company’s common stock on the business day prior to the vesting date.

2024 Nonqualified Deferred Compensation Table

Name[1]	Plan	Executive Contributions In Last Fiscal Year[2] ($)	Aggregate Earnings in Last Fiscal Year[3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Walter W. Bettinger II	DCP2	—	4,089,890	—	28,010,532[4]

Charles R. Schwab	DCP1	—	7,174,984	—	47,016,698[5]

Jonathan M. Craig	DCP2	—	293,853	—	2,013,134

(1)

Mr. Schwab participates in The Charles Schwab Corporation Deferred Compensation Plan I (the DCP1) only, and Mr. Bettinger and Mr. Craig participate in the DCP2 only. No NEOs participating in the deferred compensation plans made contributions to the deferred compensation plans in 2024. Mr. Verdeschi, Mr. Crawford, Mr. Wurster, and Mr. Martinetto did not participate in the company’s deferred compensation plans.

(2)	The company does not make contributions to the deferred compensation plans.

(3)	The earnings reported in this column are not above-market or preferential and therefore are not reported in the 2024 SCT.

(4)	For Mr. Bettinger, includes prior executive contributions of $19,746,990 and aggregate plan earnings of $8,263,542.

(5)	For Mr. Schwab, includes prior executive contributions of $6,513,138 and aggregate plan earnings of $40,503,560.

The Charles Schwab Corporation Deferred Compensation Plans

In December 2004, the Compensation Committee adopted the DCP2. Deferrals for income earned prior to January 1, 2005 were made under the DCP1, and all deferrals for income earned after January 1, 2005 were made pursuant to the DCP2. Subject to the terms and conditions set forth in the plans, each eligible participant may elect to defer a portion of amounts earned under the company’s non-equity incentive plans (and in some cases, participants can elect to defer a portion of their base salary). All of a participant’s compensation deferrals are credited to a deferral

68	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  2024 CEO Pay Ratio

account maintained for each participant. Amounts credited to deferral accounts are adjusted periodically to reflect earnings and losses (calculated based on the market return of investment options selected by participants that the company makes available under the plans). Investment options available under the plans are listed mutual funds and the Schwab Managed Retirement Trust Funds. Participants may make investment changes at any time. With certain exceptions, deferral accounts are paid or commence payment upon a fixed payment date, as elected by the participant, or upon the participant’s retirement. Participants generally may elect that payments be made in a single lump sum or in annual installments over a period of four, five, ten, or 15 years. However, payment will be made in a lump sum after a change in control of the company or upon a termination of a participant’s employment for any reason other than retirement.

2024 CEO Pay Ratio

The following is a reasonable estimate, calculated in accordance with SEC rules, of the ratio of the 2024 annual total compensation of the company’s median employee to the 2024 annual total compensation of Mr. Bettinger, the CEO during 2024:

▪	the annual total compensation of the median employee, calculated in accordance with SCT rules, was $125,038;

▪	the annual total compensation of the CEO, as reported in the 2024 SCT, was $26,388,559; and

▪	the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 211 to 1.

For 2024, the company selected a new median employee because it had used the same median employee for the three prior years.

To identify the company’s median employee in 2024, the company used internal records to determine the employee population as of December 31, 2024, which equaled 32,214 individuals, including full-time, part-time, temporary, and seasonal employees. Of the 32,214 individuals represented on our compensation and benefits platforms, 32,175 were employed in the United States and 39 outside the United States. The company’s 39 non-U.S. employees accounted for less than 5% of the total employee population and were excluded from the analysis. Such employees were located in: Hong Kong (16 employees); Singapore (13 employees); India (one employee); and the United Kingdom (nine employees).

The company used the taxable Medicare wages as reflected in the Company’s payroll records as reported to the Internal Revenue Service on Forms W-2 Box 5 (Taxable Medicare Wages) as the consistently applied compensation measure. The company’s payroll records were used to calculate total Taxable Medicare Wages compensation for each of the 32,174 employees, other than the CEO and non-U.S. employees identified as excluded above. The median employee was then identified by consistently applying this compensation measure to all employees included in the analysis.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	69

  PAY VERSUS PERFORMANCE

Pay Versus Performance
In accordance with SEC rules, the following table sets forth information with respect to how “compensation actually paid” (CAP) for our NEOs aligns with company performance. CAP is an
SEC-defined
term that does not necessarily reflect the amounts realized by the NEOs or how the Compensation Committee evaluates the link between company performance and NEO compensation. In addition, a significant portion of CAP relates to changes in fair value of unvested awards over the course of each year. Unvested awards remain subject to vesting conditions and possible future declines in value based on changes in the price of our common stock. The ultimate value realized by our NEOs from unvested equity awards will not be determined until the awards vest. For further information regarding the executive compensation program, including how the Compensation Committee evaluates pay-for-performance,
please refer to the “Compensation Discussion and Analysis” section of this proxy statement.

Year 1	Summary Compensation Table Total for CEO 2	Compensation Actually Paid to CEO 3	Average Summary Compensation Table Total for Other NEOs 2	Average Compensation Actually Paid to Other NEOs 3	Value of Initial Fixed $100 Investment Based on: 4			Adjusted Diluted Earnings Per Common Share (EPS) 6
					Total Shareholder Return	Peer Group Total Shareholder Return	Net Income 5 (000s)
2024	$26,388,559	$29,406,845	$8,064,444	$ 8,950,965	$167	$217	$5,942	$3.25
2023	$23,871,744	$ 4,173,708	$8,204,771	$ 1,878,242	$153	$169	$5,067	$3.13
2022	$24,386,329	$57,877,151	$8,355,171	$18,470,980	$182	$149	$7,183	$3.90
2021	$21,938,404	$41,631,785	$9,121,613	$14,041,967	$182	$166	$5,855	$3.25
2020	$15,959,193	$20,212,071	$4,645,494	$ 5,780,703	$114	$118	$3,299	$2.45

(1)
Walter W. Bettinger II was the CEO and Peter B. Crawford, Joseph R. Martinetto, and Charles R. Schwab were also NEOs for each year presented. Richard A. Wurster was an NEO for 2024, 2023, 2022 and 2021; Jonathan M. Craig was an NEO for 2024 and 2020; and Michael D. Verdeschi was an NEO for 2024.

(2)
As reported in or, with respect to the non-CEO NEOs, the average of the amounts reported in, the “Total” column of the SCT (the SCT Total) for the applicable year. See the footnotes to the SCTs for further detail regarding the amounts in this column.

(3)	The SCT Total or, with respect to the non-CEO NEOs, the average of the SCT Totals reported for the applicable year, adjusted as follows in accordance with Item 402(v) of Regulation S-K:

Year		SCT Total Compensation	Minus SCT Equity Awards Total i	Plus Fair Value of Current Year Equity Awards at Year-End ii	Plus Change in Fair Value of Unvested Prior Year Equity Awards ii, iii	Plus Change in Fair Value of Equity Awards Vested in Current Year ii, iii	Plus Dividends Paid on Unvested RSUs	Equals Compensation Actually Paid
2024	CEO	$26,388,559	$18,250,037	$19,425,742	$2,794,556	($951,975)	—	$29,406,845
	Other NEOs	$8,064,444	$5,008,378	$5,597,607	$694,210	($252,100)	$155,182	$8,950,965

(i)
Amounts in this column reflect the totals or, with respect to the non-CEO
NEOs, the average of the totals under the Stock Awards and Option Awards columns in the 2024 SCT. See the footnotes to the 2024 SCT for further detail regarding the amounts in this column.

(ii)
Fair value of equity awards is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Fair value of PBRSUs with unsatisfied performance conditions as of the applicable measurement date also reflects the probable outcome of the applicable performance conditions as of that date. Fair value of unvested options is based on the fair value of the options as of the applicable measurement date as determined using an options pricing model. If a vesting event is on a weekend or holiday, the next preceding day’s prices are used for valuation purposes. Dividend equivalents accumulating on unvested PBRSUs are included in the year-end
fair value for the year in which the dividends are accrued.

(iii)	Changes in fair value are measured by comparing fair value as of the end of the applicable year or at vesting, as applicable, to the fair value as of the end of the prior year.

(4)
Cumulative total shareholder return (TSR) of the company and the Dow Jones U.S. Investment Services Index, which is the same industry index included in Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities,” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, assuming an initial investment of $100 in the company’s common stock on December 31, 2019 and reinvestment of dividends.

(5)
Net Income as reported in Part II, Item 8, “Financial Statements and Supplementary Data—Consolidated Statements of Income” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

70	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PAY VERSUS PERFORMANCE

(6)
Adjusted Diluted EPS as reported on page 28 of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. For a reconciliation of diluted EPS in accordance with GAAP to the non-GAAP financial measure Adjusted Diluted EPS, please see Appendix A beginning on page A-1.

In accordance with SEC rules, the following charts describe the relationship between CAP and the company’s financial performance as measured by our cumulative TSR, net income, and Adjusted Diluted EPS, as well as the relationship between our TSR and Peer Group TSR.

The following chart lists the financial performance measures that, in the company’s assessment, are the most important financial performance measures used by the company to link CAP to company performance for 2024. The way these measures, together with certain other performance measures, determine the amounts of incentive compensation paid to our NEOs is described above in the Compensation Discussion and Analysis. The order of the measures in this chart should not be interpreted as a ranking.

Measures Schwab Considers Important in Evaluating Executive Pay for Performance

Adjusted Diluted EPS

Return on Tangible Common Equity (ROTCE) / Cost of Equity (COE)

Stock Price

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	71

  SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information as of December 31, 2024 with respect to equity compensation plans approved and not approved by stockholders:

Securities Authorized for Issuance As of December 31, 2024

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights[1] ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)

Equity compensation plans approved by stockholders	26,745,329[2]	$33.66	127,509,394[3]

Equity compensation plans not approved by stockholders	—	—	—

Total[4]	26,745,329	$33.66	127,509,394

(1)	The weighted-average exercise price does not consider awards that have no exercise price, such as RSUs and PBRSUs.

(2)

Consists of shares of common stock underlying: 16,134,776 stock options and 9,124,534 RSUs outstanding under the company’s 2013 and 2022 Stock Incentive Plans and 1,486,019 unearned PBRSUs awarded under the 2013 and 2022 Stock Incentive Plans (assuming the achievement of target performance with respect to each applicable performance metric such that 100% of the target PBRSUs are earned). The number of shares to be issued pursuant to such PBRSUs, if any, will be determined following completion of the relevant performance period.

(3)

Consists of 104,673,075 shares of common stock (including shares underlying stock options, stock appreciation rights, restricted stock, RSUs, performance stock, PBRSUs, performance units, and other stock awards) that may be awarded under the 2022 Stock Incentive Plan and 22,836,319 shares that may be purchased under the ESPP. An offering period under the ESPP had begun but was not completed as of December 31, 2024 (520,561 shares were subsequently purchased at the end of this offering period).

(4)

In accordance with applicable SEC rules, this table does not include information with respect to equity awards that were assumed by the company in connection with the acquisitions of the companies that originally established those plans or agreements and under which we may not make new award grants. The share amounts do not include equity awards granted under the TD Ameritrade Holding Corporation Long-Term Incentive Plan (the Ameritrade Plan) that were assumed by the company in connection with the company’s acquisition of Ameritrade in October 2020 (the Ameritrade Acquisition). As of December 31, 2024, there were 120,000 stock options, with a weighted-average exercise price of $25.81 and a weighted-average remaining term of two years, and 47,268 RSUs outstanding under the Ameritrade Plan.

72	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

This table shows common stock that is beneficially owned by owners of 5% or more of the outstanding company common stock, the directors, the NEOs, and directors and executive officers as a group, as of the close of business on March 3, 2025 or as noted otherwise.

	Amount and Nature of Beneficial Ownership				Percent of Outstanding Shares
Name of Beneficial Owner	Shares Owned[1]		Right to Acquire Within 60 Days[2]	Total Beneficial Ownership[3]

The Vanguard Group	119,918,442	[4]	—	119,918,442	6.6%

Charles R. Schwab	104,331,837	[5]	930,316	105,262,153	5.8%

Blackrock, Inc.	96,697,577	[6]	—	96,697,577	5.3%

John K. Adams, Jr.	42,804		37,301	80,105	*

Walter W. Bettinger II	969,351	[7]	2,139,508	3,108,859	*

Marianne C. Brown	3,384		18,475	21,859	*

Joan T. Dea	22,016		31,076	53,092	*

Christopher V. Dodds	447,303		9,758	457,061	*

Stephen A. Ellis	89,158		113,504	202,662	*

Frank C. Herringer	215,071	[8]	212,130	427,201	*

Gerri K. Martin-Flickinger	8,052		12,864	20,916	*

Todd M. Ricketts	533,411	[9]	11,001	544,412	*

Charles R. Ruffel	22,094		61,931	84,025	*

Arun Sarin	23,113		45,167	68,280	*

Carolyn Schwab-Pomerantz	2,102,121	[10]	29,946	2,132,067	*

Paula A. Sneed	114,301		67,738	182,039	*

Richard A. Wurster	178,816		385,729	564,545	*

Peter B. Crawford	57,615		335,433	393,048	*

Michael D. Verdeschi	—		—	—	*

Jonathan M. Craig	23,258		422,206	445,464	*

Joseph R. Martinetto	295,200		677,116	972,316	*

Directors and Executive Officers as a Group (21 Persons)[11]	109,352,805		5,085,677	114,438,482	6.3%

*	Less than 1%
(1)

This column includes outstanding shares for which the named person has sole or shared voting or investment power or holds in an account under The Charles Schwab Corporation Dividend Reinvestment Plan, ESPP and/or The SchwabPlan Retirement Savings and Investment Plan. This column excludes RSUs held by directors under the company’s 2004 Stock Incentive Plan, the 2013 Stock Incentive Plan, the 2022 Stock

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	73

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Incentive Plan, and the DCP2, which do not have voting rights. Under the DCP2, the RSUs are converted into shares of common stock and paid in a lump sum by the end of February in the year following a director’s termination of board service. As of March 3, 2025, there are no RSUs under the DCP2 that are convertible within 60 days. Information on these RSUs is contained in the “Director Compensation” section of this proxy statement. This column also excludes PBRSUs held by executive officers under the 2013 Stock Incentive Plan and the 2022 Stock Incentive Plan, which do not have voting rights.

(2)

Shares that can be acquired through stock option exercises or through settlement of RSUs within 60 days of March 3, 2025. As of March 3, 2025, there are no RSUs held by directors and no PBRSUs held by executive officers that vest within 60 days.

(3)	This column includes the total number of shares beneficially owned, including shares owned and the number of shares underlying stock options exercisable within 60 days of March 3, 2025.

(4)

Includes shares held by The Vanguard Group (Vanguard) as reported on its Schedule 13G/A filed with the SEC on February 13, 2024 and includes 1,875,547 shares for which Vanguard has shared voting power, 113,622,207 shares for which Vanguard has sole dispositive power, and 6,296,235 shares for which Vanguard has shared dispositive power. The address of Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

(5)

Includes 7,422,852 shares held by Mr. Schwab’s spouse as trustee, 30,641,981 shares held by family limited partnerships, 44,025 shares held by 188 Corp, and 6,214,541 shares (for which Mr. Schwab disclaims beneficial ownership) held by nonprofit public benefit corporations established by Mr. Schwab. Mr. Schwab’s address is c/o The Charles Schwab Corporation, 3000 Schwab Way, Westlake, TX 76262.

(6)

Includes shares held by BlackRock, Inc. (BlackRock) as reported on its Schedule 13G/A filed with the SEC on January 31, 2024 and includes 85,960,974 shares for which BlackRock has sole voting power and 96,697,577 shares for which BlackRock has sole dispositive power. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(7)	Includes 2,541 shares held by Mr. Bettinger’s spouse.

(8)	Includes 50,625 shares held by Mr. Herringer’s spouse.

(9)	Includes 7,867 shares held by Mr. Ricketts’ spouse and 295,320 shares held by Mr. Ricketts’ spouse as trustee.

(10)

Includes 524,929 shares held by Ms. Schwab-Pomerantz’s spouse as trustee, 2,798 shares held by a limited liability company of which Ms. Pomerantz-Schwab is the sole member and that she controls, and 1,574,394 shares held in trusts for which Ms. Schwab-Pomerantz acts as trustee.

(11)	In addition to the officers and directors named in this table, four other executive officers are members of this group. Excludes Mr. Crawford and Mr. Martinetto, who are no longer executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires the company’s directors, executive officers, and beneficial owners of more than 10% of the company’s common stock to file reports with the SEC indicating their holdings of, and transactions in, the company’s equity securities. Based solely on a review of copies of these reports and written representations from the company’s executive officers and directors, all of the company’s executive officers, directors, and 10% owners timely complied with all Section 16(a) filing requirements for fiscal 2024 except for one late Form 4 for each of Mr. Adams, Mr. Schwab, and Ms. Schwab-Pomerantz, and one Form 5 for Mr. Schwab reporting late-reported transactions.

74	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

TRANSACTIONS WITH RELATED PERSONS

Transactions With Related Persons

Ameritrade Transactions

On February 12, 2025, TD Bank, which was at the time the beneficial owner of 5% or more of the company’s common stock, completed the offering and sale of 133.8 million shares of the company’s voting common stock and 31.7 million shares of the company’s non-voting common stock in an underwritten public offering (the Resale Offering) pursuant to its “demand” registration rights under the Registration Rights Agreement (as defined below) for an aggregate sale price of $13.1 billion. Also on February 12, 2025, in connection with and subject to the Resale Offering, the company repurchased 19.2 million additional shares of its non-voting common stock from TD Bank for an aggregate purchase price of $1.5 billion (the Repurchase). As a result of the Resale Offering and the Repurchase, TD Bank no longer beneficially owns 5% of the company’s common stock. In connection with the Resale Offering, the company entered into an underwriting agreement, dated February 10, 2025, by and among the company, TD Bank, and TD Securities (USA) LLC, which is an affiliate of TD Bank, and Goldman Sachs & Co. LLC, as representatives of the underwriters.

In November 2019, in connection with the Ameritrade Acquisition, the company entered into a stockholder agreement with TD Bank (the Stockholder Agreement) effective as of the closing of the Ameritrade Acquisition that governs certain rights and obligations of TD Bank with respect to shares of the company’s voting and non-voting common stock that TD Bank acquired as part of the Ameritrade Acquisition. The Stockholder Agreement set out, among other things, standstill restrictions, a voting agreement, board designation rights, and transfer restrictions. The Stockholder Agreement was terminated on February 12, 2025.

Effective as of the closing of the Ameritrade Acquisition on October 6, 2020, the company entered into a registration rights agreement (the Registration Rights Agreement) with Mr. Schwab, certain other stockholders, and TD Bank that among other things provides Mr. Schwab and the other stockholders party to the agreement and provided TD Bank up to three “demand” registrations in any 12-month period as well as customary “piggyback” registration rights with respect to all of their shares of company common stock and shares of company common stock issuable upon conversion, exercise, or exchange, as applicable, of any other company equity securities. The Registration Rights Agreement also requires the company to indemnify the stockholders against certain liabilities that may arise under the Securities Act of 1933, as amended. The Registration Rights Agreement replaced for Mr. Schwab the registration rights agreement that he entered into with the company in 1987.

Also in connection with the Ameritrade Acquisition, the company and subsidiaries of TD Bank (together, the TD Depository Institutions) entered into an amended and restated insured deposit account agreement (the IDA Agreement). In accordance with the IDA Agreement, which became effective October 6, 2020, and was subsequently replaced and superseded by a Second Amended and Restated Insured Deposit Account Agreement dated May 4, 2023, cash held in eligible brokerage client accounts is swept off balance sheet to deposit accounts at the TD Depository Institutions. The company provides recordkeeping and support services to the TD Depository Institutions with respect to the deposit accounts for which the company receives an aggregate monthly fee. During 2024, the company generated approximately $729 million in revenue from bank deposit account fees under the IDA Agreement.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	75

  TRANSACTIONS WITH RELATED PERSONS

As a result of the Ameritrade Acquisition, the company assumed certain agreements existing between Ameritrade and TD Bank and its affiliates. The following describes certain transactions between Ameritrade and TD Bank and its affiliates during fiscal year 2024. Unless otherwise disclosed, amounts cited relate to fiscal year 2024.

▪

Trading Platform Hosting and Services Agreement. TD Waterhouse Canada Inc. offers its clients Ameritrade’s “thinkorswim” trading platform, and TD Ameritrade, Inc. provides the services to support the platform, including routing orders, generating $6.1 million of other revenue, $0.5 million of trading revenue, and $0.4 million of other expense. This agreement terminated in March 2024.

▪	Cash Management Services Agreement. TD Bank USA, N.A., a wholly owned subsidiary of TD Bank, provides cash management services to clients of Ameritrade, resulting in $0.6 million of expenses.

▪

Sublease Agreements. Ameritrade and TD Bank are parties to sublease agreements where Ameritrade and TD Bank sublease building space to each other for administrative and operational purposes. Under these sublease agreements, Ameritrade generated $0.3 million of sub-lease rental income and recognized $0.2 million of occupancy and equipment costs.

▪

Trademark License Agreement. Ameritrade and TD Bank were party to a trademark license agreement that allowed Ameritrade to use certain TD Bank trademarks as part of Ameritrade’s corporate identity. Although the agreement terminated upon the Ameritrade Acquisition, the company is permitted to continue using the trademarks for a transitionary period.

In addition, certain brokerage subsidiaries of the company have securities lending agreements with certain subsidiaries of TD Bank. These agreements were entered into in the ordinary course of business and were made on substantially the same terms as those prevailing for comparable securities lending agreements with persons other than related persons and do not involve more than the normal risk of collectability or present other unfavorable features.

License Agreement with Mr. Schwab

The company and CS&Co are parties to an assignment and license agreement with Mr. Schwab (the license agreement) that was originally approved in July 1987 by the company’s non-employee directors. Under the agreement, Mr. Schwab has assigned to the company all service mark, trademark, and trade name rights to Mr. Schwab’s name (and variations on the name) and likeness. However, Mr. Schwab has the perpetual, exclusive, irrevocable right to use his name and likeness for any activity other than the financial services business, so long as Mr. Schwab’s use of his name does not cause confusion about whether the company is involved with goods or services actually created, endorsed, marketed, or sold by Mr. Schwab or by third parties unrelated to the company. The assignment and license agreement defines the “financial services business” as the business in which CS&Co is currently engaged and any additional and related business in which that firm or the company is permitted to engage under rules and regulations of applicable regulatory agencies.

Beginning immediately after any termination of his employment, Mr. Schwab will be entitled to use his likeness in the financial services business for some purposes (specifically, the sale, distribution, broadcast, and promotion of books, videotapes, lectures, radio and television programs, and any financial planning services that do not directly compete with any business in which the company or its subsidiaries are then engaged or plan to enter within three months). Beginning two years after any termination of his employment, Mr. Schwab may use his likeness for all other purposes, including in the financial services business, as long as that use does not cause confusion as described above.

No cash consideration is to be paid to Mr. Schwab for the name assignment while he is employed by the company or, after his employment terminates, while he is receiving compensation under an employment agreement with the

76	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  TRANSACTIONS WITH RELATED PERSONS

company. Beginning when all such compensation ceases, and continuing for a period of 15 years, Mr. Schwab or his estate will receive three-tenths of one percent (0.3%) of the aggregate net revenues of the company (on a consolidated basis) and those of its unconsolidated assignees and licensees that use the name or likeness. These payments may not, however, exceed $2.0 million per year, adjusted up or down to reflect changes from the cost of living prevailing in the San Francisco Bay Area in May 1987, and they will terminate if the company and its subsidiaries cease using Mr. Schwab’s name and likeness. For estimated payments to Mr. Schwab under his license agreement, please refer to the Termination and Change in Control Benefits Table above.

The license agreement permits the company to continue using Mr. Schwab’s name and likeness even after he is no longer affiliated with the company and, under most circumstances, limits Mr. Schwab’s separate use of his name and likeness in the financial services business. However, the company’s ability to assign the license agreement, or to permit others to use Mr. Schwab’s name and likeness, is limited during Mr. Schwab’s lifetime. Thus, without Mr. Schwab’s consent, the company may not transfer the license, or any of the company’s rights under the license, to a third party, including by means of mergers or reorganizations in which the stockholders who held shares prior to the transaction do not retain the ability to elect the majority of the board immediately following such transaction (among other circumstances).

Other Transactions with Related Persons

BlackRock, Vanguard, and Dodge & Cox disclosed in separate Schedules 13G that each has beneficially owned more than 5% of the outstanding shares of the company’s common stock within the time period beginning at the beginning January 1, 2024, although Dodge & Cox subsequently fell below 5% beneficial ownership based on the number of shares indicated as beneficially owned in its Schedule 13G. The company and its affiliates engage in ordinary course transactions and arrangements with BlackRock or its affiliates and Vanguard or its affiliates including for recordkeeping, administrative, stockholder, educational, and data support services, and a license to use BlackRock’s portfolio management and wealth management technology platform. The company and its subsidiaries also do and may continue to, in the ordinary course, invest in BlackRock, Vanguard, and Dodge & Cox funds and pay related management fees. These transactions are negotiated on an arm’s-length basis and we believe they are on customary terms and conditions.

Some directors, executive officers, and entities with which they are affiliated have credit transactions with the company’s banking and brokerage subsidiaries, such as mortgage loans, revolving lines of credit, or other extensions of credit. These transactions with directors, executive officers, and their affiliates are made in the ordinary course of business and as permitted by the Sarbanes-Oxley Act of 2002. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender and do not involve more than the normal risk of collectability or present other unfavorable features.

Policy Regarding Related Party Transactions

The company’s written Policy Regarding Related Party Transactions, which has been approved by the Audit Committee, governs the review and approval of transactions with related persons. With certain limited exceptions, this policy generally requires Audit Committee review and approval of any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships in which the company participates and the amount involved exceeds or is expected to exceed $120,000, and a director, nominee for director, or executive officer of the company, an immediate family member of any of the foregoing, or a stockholder owning in excess of 5% of a class of the company’s voting securities has a direct or indirect material interest.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	77

  TRANSACTIONS WITH RELATED PERSONS

The policy requires directors and executive officers to promptly notify the company’s Office of Corporate Governance prior to the commencement of any such transaction in which the notifying person has or will have a material interest, and promptly after becoming aware of any other related person transaction or proposed related person transaction, and to provide a description of all material facts concerning such transaction and the related person’s interest in such transaction. The Office of Corporate Governance conducts an initial review of any reported transaction and refers all transactions requiring review and approval to the Audit Committee. The Audit Committee must give reasonable prior review to any related person transaction brought to its attention and will generally consider any such transaction at its next meeting. However, if prior review is not reasonably possible or the Audit Committee otherwise becomes aware of a related person transaction after its commencement, the transaction will be considered at the next regularly scheduled Audit Committee meeting. In the event that it is infeasible or impractical to wait until the next regularly scheduled Audit Committee meeting or convene an Audit Committee meeting to evaluate a related person transaction, the Chair of the Audit Committee, or any two disinterested members of the Audit Committee if the Chair is an interested party, may review and approve the related person transaction, and any such approval will be reported to the Audit Committee as promptly as reasonably practicable. A transaction may be approved only if it is determined that the transaction is not inconsistent with the interests of the company as of the time of authorization or ratification.

Notice to and approval by the Audit Committee as described above is not required for certain transactions not required to be disclosed under Item 404 of Regulation S-K, charitable contributions to any tax-exempt organization (other than family foundations created by a related person) that do not exceed the greater of $1 million or 2% of the charitable organization’s revenues, and transactions involving financial services, other than loans and other extensions of credit, that are provided on substantially the same terms as those prevailing at the time for comparable services provided to non-affiliates and that otherwise comply with applicable law.

78	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

PROPOSAL FOUR: STOCKHOLDER PROPOSAL

Proposal Four: Stockholder Proposal

We have been notified that a stockholder proponent intends to present a proposal for consideration at the annual meeting. The stockholder proposal and supporting statement appear below, and we present the proposal as it was submitted to us. We recommend that you vote against the stockholder proposal. Our response is contained immediately after the proposal.

Stockholder Proposal

John Chevedden, on behalf of James McRitchie, who has indicated that he holds sufficient shares of company stock to meet the requirements of Rule 14a-8, shares of company stock, has submitted the following proposal for consideration at the annual meeting:

Elect Each Director Annually – Proposal 4

RESOLVED: Charles Schwab Inc. (“Company” or “Schwab”) shareholders, including James McRitchie of CorpGov.net, ask that our Company take all steps necessary to reorganize the Board of Directors into one class with each director subject to election each year for a one-year term so that all directors are elected annually.

Although our management can adopt this proposal topic in one year, and one-year implementation is a best practice, this proposal allows the option to be phased in.

Supporting Statement: Fully 90% of S&P 500 companies have declassified boards. Annual elections are widely viewed as a best practice. Annual election of each director makes directors more accountable, improving performance and increasing company value.

According to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen, and Allen Ferrell of the Harvard Law School, classified boards like ours are one of six entrenching mechanisms negatively related to company performance.

Diligent’s Market Intelligence database includes the voting record of 24 shareholder resolutions to declassify boards during the period 2020 – 11/1/2024. They averaged 74% support. Only one proposal on this topic out of seven is reported to have received less than 50% of the vote in 2024.

BlackRock states, “Directors should be elected annually to discourage entrenchment and allow shareholders sufficient opportunity to exercise their oversight of the board.” Vanguard generally votes for proposals to declassify an existing board and votes against management or shareholder proposals to create a classified board.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	79

  PROPOSAL FOUR: STOCKHOLDER PROPOSAL

According to Equilar, a trusted leader for corporate leadership data:

A classified board creates concern among shareholders because poorly performing directors may benefit from an electoral reprieve. Moreover, a fraternal atmosphere may form from a staggered board that favors the interests of management above those of shareholders. Since directors in a declassified board are elected and evaluated each year, declassification promotes responsiveness to shareholder demands and pressures directors to perform to retain their seat. Notably, proxy advisory firms ISS and Glass Lewis both support declassified structures.

The annual election of each director gives shareholders more leverage if management performs poorly. For instance, if management approves excessive or poorly incentivized executive pay, shareholders can soon vote against the Chair of the management pay committee instead of waiting for three years under the current setup.

Consider our Company’s overall corporate governance:

According to Diligent’s Market Intelligence, directors can only be removed for cause with an 80% vote, we cannot call special meetings, act by written consent, or nominate directors through proxy access. There is no requirement to have an independent Board Chair or even a Lead Director. Changing many bylaw provisions requires an 80% vote. Our directors have served an average of 11 years. Minorities constitute 17% of the Board, while women constitute 28%.

Freefloat Analytics estimates Charles Robert Schwab holds 64% of “board influence” and categorizes the board type as “totalitarian.”

Enhance Shareholder Value, Vote FOR

Elect Each Director Annually – Proposal 4

* * *

Board of Directors’ Recommendation Against and Statement of Opposition to the Stockholder Proposal

While we recognize that there are differing perspectives on maintaining a classified board structure, the board believes that our company and our stockholders are best served by maintaining our current board structure because it supports our directors’ focus on long-term growth and stockholder return, provides stability, protects institutional knowledge and promotes accountability. After careful consideration, our board unanimously recommends a vote AGAINST this proposal.

A Recent Company Proposal to Declassify the Board Failed to Receive Requisite Stockholder Support.

Our board and management team value the opinions and feedback of our stockholders. In light of stockholder approval of a nearly identical proposal submitted by the same proponent in 2021, at our 2022 annual meeting of stockholders, we sought approval of amendments to the Certificate of Incorporation to declassify the board and provide for annual election of all directors. The proposed amendments also sought to lower the requisite stockholder vote to approve future amendments to provisions in the Certificate of Incorporation that concern the elections of directors. However, the company’s 2022 proposal did not receive sufficient support from stockholders to pass. As a result, the requisite vote to declassify the board remains at 80% of all outstanding shares of common stock. In light of this, the board believes that any certificate amendment to declassify the board is unlikely to receive the requisite stockholder support and, therefore, implementation of the proposal would waste company resources and divert management and board attention.

80	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  PROPOSAL FOUR: STOCKHOLDER PROPOSAL

Our Board Believes That the Company and Our Stockholders are Best Served by Our Current Board Structure.

Our board understands that stockholders and other stakeholders have divergent views on a classified board structure and that there are advantages and disadvantages associated with maintaining that structure. For instance, our Board considered the perspective that annual elections of all directors may increase director accountability because the election of directors may be the primary means for stockholders to express their satisfaction or dissatisfaction with the actions of the board and to influence corporate governance policies of the company. However, after carefully considering the proposal and weighing both sides of the argument, our board continues to believe that its existing classified board structure is most appropriate for the company at this time for the following reasons:

▪

Long-Term Focus: A classified board encourages directors to consider the long-term interests of the company and its stockholders, fosters long-term planning and strengthens the independence of non-employee directors from the often short-term focus of certain investors or special interest groups. The board also believes that the classified board structure assists in recruiting highly qualified directors willing to commit to the company and its strategic growth over the long term and develop a deep understanding of the company’s business. In contrast, the annual election of all directors can, in some cases, lead to short-term focus or a concentration on only immediate results.

▪

Stability and Institutional Knowledge: The classified board structure is designed to provide stability and ensure that, at any given time, a majority of the directors serving on the board have substantial knowledge of the company, its business, its history, its culture, and its strategic goals. The board believes that a classified board is particularly beneficial for a financial institution, as it requires considerable time for directors to fully understand the company’s operations and the application of various financial industry rules and regulations. Directors who understand the company are a valuable resource and well-positioned to make decisions in the best interests of the company and its stockholders. A declassified board could be replaced in a single year with directors unfamiliar with the company’s business, culture and goals (for instance, in a hostile takeover), but a classified structure allows for orderly change alongside continuity as new directors with fresh perspectives interact and work with experienced directors with deep institutional knowledge. We believe that the stability of the classified board has particularly served the company well during periods of volatility and continues to do so.

The classified board structure Is also designed to safeguard against hostile takeover efforts aiming to quickly take control of the company without paying fair value. A hostile bidder could replace a majority of the board at a single annual meeting with directors aligned with the bidder’s own interests. The company’s classified board allows the board the flexibility, the time and leverage it needs to evaluate the fairness of any takeover proposal at arm’s length, negotiate on behalf of and for the benefit of all stockholders, and weigh alternatives in order to provide maximum value for stockholders.

▪

Accountability: At each annual meeting, stockholders have the opportunity to evaluate and elect approximately one-third of the board, and the entire board is evaluated annually during its annual self-assessment. Further, regardless of term length, all directors must uphold their fiduciary duties to the company and its stockholders. The Nominating and Corporate Governance Committee also plays a significant role in ensuring director accountability by leading the board in its annual self-evaluation of the performance of the board and its committees to determine whether they are functioning effectively. In response to issues arising from such self-evaluations, the respective committee or the full board, as appropriate, will take necessary and advisable steps to address identified weaknesses or deficiencies.

Summary

For these reasons, the board has determined, after careful consideration of the advantages and disadvantages of classified board structure, that maintaining its existing classified board structure is in the best interest of stockholders and the company at this time. Moreover, because a recent company proposal to approve amendments to our Certificate of Incorporation to declassify our board failed to receive the requisite support, the board believes that adoption of this proposal would waste company resources and divert management and board attention.

For these reasons, we recommend a vote against the stockholder proposal.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	81

VOTING PROCEDURES AND OTHER INFORMATION

Voting Procedures and Other Information

Q	How Can I Obtain Proxy Materials?

A

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we are making this proxy statement and our Annual Report to Stockholders, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, available to our stockholders on the internet. On April 4, 2025, we mailed our stockholders a Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our proxy materials, including this proxy statement and our Annual Report to Stockholders. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Other stockholders, in accordance with their prior requests, have received email notification of how to access our proxy materials and vote over the internet, or have been mailed paper copies of our proxy materials and a proxy card or a voting instruction form from their bank or broker.

Internet distribution of proxy materials is designed to expedite receipt by stockholders and lower the cost of our annual meeting. However, if you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice. If you have previously elected to receive our proxy materials electronically for all future meetings, you will continue to receive these materials via email unless you elect otherwise.

Q	How Can I Attend the Annual Meeting?

A

Stockholders who owned the company’s common stock at the close of business on March 24, 2025 may attend the annual meeting. There were 1,815,917,913 shares of common stock outstanding on March 24, 2025.

This year’s annual meeting will be a virtual event. You will not be able to attend the annual meeting physically in person. We believe that conducting the annual meeting as a virtual meeting will enable higher levels of stockholder attendance while also helping the company reduce its costs associated with the annual meeting. Stockholders attending the meeting will have the same rights as at an in-person meeting, including the rights to vote and to ask questions through the virtual meeting platform.

To attend the annual meeting, please go to: www.proxydocs.com/SCHW.

As part of the attendance process, you must enter the control number contained in your Notice. Upon entry of your control number and other required information, you will receive further instructions via email that provides you access to the annual meeting and to vote and submit questions during the annual meeting. If your shares are held in “street name” (e.g., through a broker, bank, or other nominee) you may also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the attendance process.

On May 22, 2025, you will receive an email one hour prior to the start time of the annual meeting containing a unique URL, through which you will be able to log in to the virtual annual meeting. The annual meeting will begin promptly at 11:00 a.m. Central Time. You should ensure that you have a strong internet connection, and we recommend testing your system on the virtual meeting platform.

82	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

Should you encounter any difficulties accessing the virtual meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. Please utilize the link on the meeting portal website at www.proxydocs.com/SCHW titled “Having trouble? Please view the Meeting Access FAQs Guide,” which will have many FAQs as well as a technical support number that can be called before or during the meeting.

Our virtual meeting platform will allow stockholders to submit questions before and during the annual meeting. Properly submitted questions may be addressed during the question and answer session of the annual meeting. Due to limited time at the annual meeting, we may aggregate questions by topic and may not be able to address all submitted questions. Our Investor Relations team may address submitted questions that are not able to be answered after the annual meeting. Consistent with the company’s approach when the annual meetings were held in person, questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order.

If you are not a stockholder or do not have a control number, you may still access the annual meeting as a guest, but you will not be able to vote or ask questions during the meeting.

Q	What is a Quorum?

A	A quorum is necessary to hold a valid annual meeting. The presence, in person or by proxy, of the holders of record of a majority in voting interest of the shares of stock of the company entitled to be voted at the annual meeting is necessary to constitute a quorum. Virtual attendance at the annual meeting constitutes presence in person for purpose of a quorum at the meeting.

Q	How Can I Vote?

A

Stockholders who owned the company’s voting common stock at the close of business on March 24, 2025 may vote in advance of or at the annual meeting. Each share of voting common stock is entitled to one vote.

You may vote in advance of the meeting by internet, telephone, or mail.

Online	Telephone	Mail
You may vote by visiting www.proxydocs.com/SCHW and entering the unique control number found in your Notice.	Call (866) 485-0358 and follow the instructions on your proxy card or your voting instruction form.	Sign, date and mail your proxy card or your voting instruction form.

If you plan to attend and submit your vote at the virtual annual meeting (instead of voting in advance), you will need to provide the unique control number found in your Notice.

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow to submit your voting instructions and have your shares voted at the annual meeting. You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you via email.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	83

  VOTING PROCEDURES AND OTHER INFORMATION

Even if you plan to attend the annual meeting, we recommend that you submit your proxy or voting instructions in advance of the annual meeting as described above so that your vote will be counted even if you later decide not to attend the meeting.

Q	How is My Vote Counted?

A

You may vote either “for” or “against” or “abstain” from voting on each director nominee, the ratification of the selection of independent auditors, the advisory approval of NEO compensation, and the stockholder proposal. If you abstain from voting on any director nominee, the abstention will not count as a vote cast on the proposal to elect that director. If you abstain from voting on the ratification of the selection of independent auditors, the advisory approval of NEO compensation, or the stockholder proposal, it will have the same effect as a vote “against” that proposal.

If you provide your voting instructions on your proxy, your shares will be voted as you instruct, and according to the best judgment of Charles R. Schwab, Walter W. Bettinger II, and Peter J. Morgan III if a proposal comes up for a vote at the meeting that is not on the proxy.

If you do not indicate a specific choice on the proxy you submit for one or more proposals, your shares will be voted (with respect to the proposal or proposals on which you do not vote):

∎   for the named nominees for director;

∎   for the ratification of the selection of independent auditors;

∎   for the advisory approval of NEO compensation;

∎   against the stockholder proposal requesting declassification of the board of directors; and

∎   according to the best judgment of Mr. Schwab, Mr. Bettinger, and Mr. Morgan if a proposal comes up for a vote at the meeting that is not on the proxy.

Q	How Will My Shares be Voted If Other Business is Presented at the Annual Meeting?

A	We know of no business other than the proposals contained in the proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then Mr. Schwab, Mr. Bettinger, and Mr. Morgan will vote your shares on those matters according to their best judgment.

Q	What If I Change My Mind After I Submit My Proxy?

A

If you are a holder of record, you may revoke your proxy and change your vote by:

∎   signing a proxy card with a later date and returning it before the polls close at the meeting;

∎   voting by telephone or on the internet before 11:00 a.m. Central Time on May 22, 2025; or

∎   voting at the annual meeting (your attendance at the annual meeting without further action will not revoke an earlier submitted proxy).

If you hold your shares in “street name,” you must follow the instructions provided by your broker, bank, or nominee to revoke your voting instructions.

84	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  VOTING PROCEDURES AND OTHER INFORMATION

Q	How Many Votes Must the Director Nominees Receive to be Elected as Directors?
A

A director must receive more “for” than “against” votes to be elected as a director. If a director does not receive more “for” than “against” votes, the director may be eligible under Delaware law to continue to serve a “holdover” term until the next annual meeting of stockholders. However, in the event that a director does not receive more “for” than “against” votes, our corporate governance guidelines provide that the Nominating and Corporate Governance Committee is expected to meet within 90 days after the final certification of the vote and evaluate the director’s continued service for a holdover term. Under the guidelines, the Nominating and Corporate Governance Committee should consider the following:

∎   the reasons for the director’s failure to receive an affirmative majority of votes;

∎   the director’s qualifications and skills and contributions to the board and board committees;

∎   the effect on board composition without the director’s continued service during the holdover term on the board or board committees;

∎   whether there are qualified candidates to fill a vacancy if the affected director immediately resigned from the board or board committees; and

∎   the guidelines for considering director candidates established by the Nominating and Corporate Governance Committee.

In making its evaluation, the Nominating and Corporate Governance Committee may determine that:

∎   the director should continue to serve a holdover term on the board;

∎   the director should continue service on the board for a predetermined period (but less than a full holdover term);

∎   the director should continue service on the board for a holdover term or predetermined period but resign from one or more board committees; or

∎   the director should immediately resign from the board or one or more board committees.

If the Nominating and Corporate Governance Committee determines that the affected director should resign from the board or one or more board committees, the director will be expected to submit a resignation immediately upon such determination. The Nominating and Corporate Governance Committee’s determination, including the reasons for such determination, will be publicly disclosed on a Form 8-K filed with the SEC.

Q	What Happens If a Director Nominee is Unable to Stand for Election?

A

The board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy, Mr. Schwab, Mr. Bettinger, and Mr. Morgan can vote your shares for a substitute nominee. They cannot vote for more than three nominees.

Q	How Many Votes are Needed for the Ratification of Independent Auditors and the Advisory Approval of NEO Compensation?

A	The ratification of independent auditors and the advisory approval of NEO compensation will be approved if a majority of the shares present at the meeting in person or by proxy and entitled to vote on the proposal vote for approval.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	85

  VOTING PROCEDURES AND OTHER INFORMATION

Q	How Many Votes are Needed for Approval of the Stockholder Proposal?

A	The stockholder proposal will be approved if a majority of the shares present at the meeting in person or by proxy and entitled to vote on the proposal vote for approval.

Q	What is a “Broker Non-Vote”?

A

A broker non-vote occurs when a brokerage firm holding shares in “street name” for a beneficial owner does not vote on a proposal because the broker has not received instructions from the beneficial owner and does not have discretionary voting power with respect to the proposal.

Q	What is the Effect of Not Providing Voting Instructions If My Shares are Held in “Street Name”?

A

Brokerage firms may have authority to vote clients’ unvoted shares on some “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote clients’ unvoted shares on non-routine matters, which results in a broker non-vote. A broker non-vote will be treated as not being entitled to vote on the proposal and will not be counted for purposes of determining whether the proposal has been approved.

The company’s proposal to ratify the selection of independent auditors is considered a routine matter, but the election of directors, the advisory approval of NEO compensation, and the stockholder proposals are not.

If you have a stockbroker or investment advisor, they may be able to vote your shares depending on the terms of the agreement you have with them.

Q	What is the Effect of Not Submitting My Proxy If My Shares are Held in a Retirement Plan?

A	A trustee under a retirement plan may be able to vote a participant’s unvoted shares. For example, if you are a participant in The SchwabPlan Retirement Savings and Investment Plan, the trustee, under certain circumstances, can vote your shares. Specifically, the trustee will vote shares you hold under the Employee Stock Ownership Plan (ESOP) component of The SchwabPlan Retirement Savings and Investment Plan if the trustee does not receive voting instructions from you. The trustee will vote your unvoted shares held under the ESOP component of the plan in the same proportion as all other plan participants vote their shares held under the ESOP component of the plan.

Q	What Does It Mean If I Receive More Than One Proxy Card?

A

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and submit all proxies to ensure that all your shares are voted.

Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

86	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

  VOTING PROCEDURES AND OTHER INFORMATION

Q	Is My Vote Kept Confidential?

A	Proxies, ballots, and voting tabulations identifying stockholders are kept confidential by our transfer agent and will not be disclosed except as may be necessary to meet legal requirements.

Q	Where Do I Find Voting Results of the Meeting?

A

We will announce preliminary voting results at the annual meeting. We will announce the final results on a Form 8-K following the annual meeting. You may access a copy electronically on our website at www.aboutschwab.com/investor-relations by clicking on “Financial Reports & Presentations” or through the SEC’s electronic data system at www.sec.gov. You also may obtain a copy by contacting investor.relations@schwab.com.

Voting results will be tabulated and certified by our inspector of elections.

Q	Who Pays the Cost for Proxy Solicitation?

A

The company is paying for distributing and soliciting proxies. As a part of this process, the company reimburses brokers, nominees, fiduciaries, and other custodians for reasonable fees and expenses in forwarding proxy materials to stockholders.

The company has retained D.F. King & Co., Inc. to act as proxy solicitor in conjunction with the annual meeting at an estimated fee of $15,000 plus reasonable out of pocket expenses. Employees of the company or its subsidiaries may solicit proxies through mail, telephone, the internet, or other means. Employees do not receive additional compensation for soliciting proxies.

Q	What is “Householding”?

A

“Householding” means that we may deliver a single Notice or, if applicable, set of proxy materials to households with multiple stockholders, provided such stockholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple stockholders already may have provided the company with their affirmative consent or given a general consent to householding. We will provide only one Notice or, if applicable, set of proxy materials to each such household, unless we receive contrary instructions.

If you are eligible for householding but received multiple Notices or, if applicable, sets of proxy materials and prefer to receive only a single Notice or set for your household, please send a request addressed to our transfer agent, Equiniti Trust Company, at P.O. Box 64856, St. Paul, Minnesota 55164, or call (877) 778-6753. If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate Notice or, if applicable, set of proxy materials at this time or in the future, we will promptly provide you with a separate Notice or set upon request. To obtain this Notice or set, please contact Equiniti Trust Company as indicated above. If you hold your shares in “street name,” please contact your broker, bank, or other holder of record to request information about householding.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	87

  VOTING PROCEDURES AND OTHER INFORMATION

Q	How Do I Submit a Proposal or Nomination for the 2026 Annual Meeting?

A	Pursuant to Rule 14a-8 under the Exchange Act, some proposals by stockholders may be eligible for inclusion in our proxy statement for the 2026 annual meeting. If you want us to consider including such a proposal in our proxy statement next year, it must comply with SEC rules and it must be (i) submitted to the Corporate Secretary via email at SchwabCorporateSecretary@Schwab.com or (ii) received by mail at the company’s principal executive offices directed to the attention of the Office of the Corporate Secretary, Mail Stop: DFW-2, 4-285, no later than December 5, 2025.

In addition, under our proxy access bylaw, if you are a stockholder or a group of up to 20 stockholders that has owned at least 3% of our outstanding common stock for at least three years, you may submit nominees up to the greater of two and 25% of the number of directors then in office for inclusion in our proxy statement for the 2026 annual meeting if the nominations are received by the Corporate Secretary via email or by mail no earlier than November 5, 2025 and no later than December 5, 2025.

If you want to submit a proposal or nomination for action at next year’s annual meeting that is not to be included in our proxy statement, pursuant to our bylaws, it must be received by the Corporate Secretary via email or by mail no earlier than February 21, 2026 and no later than March 23, 2026, and any such proposal must be, under the Delaware General Corporation Law, an appropriate subject for stockholder action.

In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than our nominees for next year’s annual meeting pursuant to Rule 14a-19 under the Exchange Act must provide the notice required by Rule 14a-19 via email or by mail postmarked no later than March 23, 2026.

The bylaws contain specific procedural requirements regarding a stockholder’s ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. The bylaws are available on our website at www.aboutschwab.com/governance. In addition, you may obtain a copy of our bylaws by contacting the Office of the Corporate Secretary at the address in the “Corporate Governance” section of this proxy statement.

88	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

APPENDIX A: NON-GAAP FINANCIAL MEASURES

Appendix A: Non-GAAP Financial Measures

In addition to disclosing financial results in accordance with GAAP, this proxy statement contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the company, and facilitate meaningful comparison of the company’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

The company’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as shown below. These adjustments also include restructuring costs, which the company began incurring in connection with its previously announced plans to streamline its operations to prepare for post-integration of Ameritrade.

ROTCE represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets – net, and related deferred tax liabilities. The company uses adjusted diluted EPS and ROTCE as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee maintains discretion in evaluating performance against these criteria.

The following tables present reconciliations of GAAP measures to non-GAAP measures for the 12 months ended December 31, 2024 (in millions, except ratios and per share amounts):

	2024 Amount	2024 Diluted EPS

Net income available to common stockholders (GAAP), Diluted EPS (GAAP)	$5,478	$2.99

Acquisition and integration-related costs[1]	117	0.06

Amortization of acquired intangible assets	519	0.28

Restructuring costs[2]	9	—

Income tax effects[3]	(154)	(0.08)

Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$5,969	$3.25

(1)

Acquisition and integration-related costs for 2024 primarily consist of $54 million of compensation and benefits, $36 million of professional services, and $19 million of depreciation and amortization.

(2)	Restructuring costs for 2024 primarily reflect a change in estimate of $34 million in compensation and benefits, offset by $5 million of occupancy and equipment and $37 million of other expense.

(3)

The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs on an after-tax basis.

THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT	A-1

  APPENDIX A: NON-GAAP FINANCIAL MEASURES

2024 Amount

Return on average common stockholders’ equity (GAAP)	15%

Average common stockholders’ equity	$35,475

Less: Average goodwill	(11,951)

Less: Average acquired intangible assets – net	(8,002)

Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets – net	1,741

Average tangible common equity	$17,263

Adjusted net income available to common stockholders[1]	$5,969

Return on tangible common equity (non-GAAP)	35%

(1)	See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

A-2	THE CHARLES SCHWAB CORPORATION 2025 PROXY STATEMENT

“Always put

 the client first.”

Chuck Schwab

Since day one, we’ve set out to challenge the status quo, looking for ways to offer our clients more value and a better experience. We’re confident our approach can help people take ownership of their financial futures.

We believe in the power of investing, which helps turn earners into owners. Investing can be truly transformative when investors actively engage and when they work collaboratively with the right financial provider.

We are champions of investors and those who serve them. We look at the world through our clients’ eyes and keep that perspective at the heart of everything we do.

We offer investors a contemporary, full-service approach to build and manage their wealth. We help investors either directly as Schwab clients or through one of the thousands of independent advisors and employers we serve.

This is how we help investors, advisors, employers, and employees take ownership of their futures.

	The Charles Schwab Corporation 3000 Schwab Way, Westlake, TX 76262 (817) 859-5000 Schwab.com | AboutSchwab.com	facebook.com/CharlesSchwab instagram.com/CharlesSchwab linkedin.com/company/Charles-Schwab youtube.com/@CharlesSchwab

Printed on recycled paper. ©2025 The Charles Schwab Corporation. All rights reserved. LGL13902-26 (03/25) 00310366

Charles SCHWAB CORPORATION P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. The Charles Schwab Corporation Annual Meeting of Stockholders For Stockholders of Record as of March 24, 2025 Thursday, May 22, 2025 11:00 AM, Central Time Annual meeting will be held virtually via the internet - please visit www.proxydocs.com/SCHW for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:00 AM, Central Time, May 22, 2025. Internet: www.proxypush.com/SCHW Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-485-0358 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/SCHW This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Charles R. Schwab, Walter W. Bettinger II and Peter J. Morgan III (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of The Charles Schwab Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Charles SCHWAB CORPORATION The Charles Schwab Corporation Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 AGAINST ON PROPOSAL 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of directors for three-year terms: FOR AGAINST ABSTAIN 1.01 John K. Adams, Jr. [ ] [ ] [ ] FOR 1.02 Stephen A. Ellis [ ] [ ] [ ] FOR 1.03 Arun Sarin [ ] [ ] [ ] FOR 1.04 Charles R. Schwab [ ] [ ] [ ] FOR 1.05 Paula A. Sneed [ ] [ ] [ ] FOR FOR AGAINST ABSTAIN 2. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2025 [ ] [ ] [ ] FOR 3. Advisory approval of named executive officer compensation [ ] [ ] [ ] FOR 4. Stockholder proposal requesting declassification of the board of directors [ ] [ ] [ ] AGAINST Note: Consider any other business properly coming before the meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/SCHW Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date